UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

enGene Holdings Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENGENE HOLDINGS INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ENGENE HOLDINGS INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2025
May 9, 2025

If you have questions regarding the Meeting or require assistance with voting, you may contact Broadridge as follows:

Email: Proxy.request@broadridge.com

North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

ENGENE HOLDINGS INC.
4868 Rue Levy, Suite 220
Saint-Laurent, QC
Canada H4R 2P1

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the shareholders of enGene Holdings Inc. (the “Company” or “enGene”) will be held on June 10, 2025 at 8:30 a.m. (Eastern Time).  The Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ENGN2025.  You will not be able to attend the Meeting in person.

At the Meeting, shareholders will act on the following matters:

1.	to receive and consider the audited financial statements of the Company for the year ended October 31, 2024, together with the auditor’s report thereon;

2.	to elect two director nominees to serve as directors until the 2028 annual meeting of shareholders or until their successors are elected and qualified, subject to their earlier resignation or removal;

3.
to approve a proposal to adopt the enGene Holdings Inc. 2025 Employee Stock Purchase Plan (the “ESPP”), in substantially the form attached to the accompanying proxy statement as Schedule B, pursuant to which 2,000,000 common shares of the Company, no par value (the “Common Shares”), will be reserved for issuance;

4.	to appoint KPMG LLP, Montreal, Canada (“KPMG”), as the Company’s auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor; and

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

enGene will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location. Registered shareholders and duly appointed proxyholders can attend the Meeting online at www.virtualshareholdermeeting.com/ENGN2025 where they can participate, vote, or submit questions during the Meeting’s live webcast.

You are entitled to receive notice of and vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on April 29, 2025 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder on the Record Date or if you hold a valid proxy to vote at the Meeting. If you plan to attend the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2025. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and accompanying proxy materials and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy card or voting instruction card and returning it in the enclosed envelope, or you may vote by telephone at 1-800-474-7493 (English) or 1-800-474-7501 (French), or via the Internet at www.proxyvote.com or by scanning the QR Code to access the website. You will need your 16-digit control number located on the form of proxy/voting instruction form.

For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers - How You Can Vote” and to the instructions on your proxy or voting instruction card. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.  In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024 (the “Original Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2024, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on February 20, 2025 (the “Amendment No. 1”, and together with the Original Form 10-K, the “Annual Report”) as available on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.  The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.

DATED this 9th day of May 2025.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Ronald H. W. Cooper
Ronald H. W. Cooper
Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders
to be Held on June 10, 2025.

This proxy statement, the Annual Report and the accompanying form of proxy or voting instruction card are first being provided to shareholders beginning on or about May 9, 2025. Unless the context otherwise requires, references to the “Company”, “enGene”, “we” and “our” refer to enGene Holdings Inc.

i

QUESTIONS AND ANSWERS

All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.

Proxy Materials

What is the format of the Meeting?

The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We believe hosting a virtual annual meeting will enable shareholders to attend and participate fully and equally and improve our ability to effectively communicate and engage with our shareholders. A summary of the information shareholders will need to attend the Meeting online is provided below.

Why am I receiving these materials?

Our board of directors (the “Board”) is making these proxy materials available by mailing paper copies to you in connection with our Meeting to be held on June 10, 2025. You may also view the proxy materials online at https://materials.proxyvote.com/29286M.  As a shareholder, you are invited to attend the virtual Meeting to be held via live webcast at www.virtualshareholdermeeting.com/ENGN2025 and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the Company’s management. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. Please return your voting instructions as specified in the request for voting instructions.

There are two kinds of non-registered, or beneficial, shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

In accordance with Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to not send the proxy materials directly to NOBOs and will pay for intermediaries to deliver the proxy materials to OBOs.

What is included in the proxy materials?

The proxy materials include:

•	our notice of meeting;

•	our proxy statement for the Meeting, including any schedules thereto;

•	a proxy or voting instruction card;

•	a financial statement request form; and

•	our Annual Report.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Broadridge at:

Email: Proxy.request@broadridge.com
North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

A set of the materials will be sent promptly following receipt of your request.

If you are a registered shareholder and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Continental Stock Transfer & Trust Company (“Continental”) at:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004
1-800-450-7155 (Canada or the United States)
+1-857-999-9155 (International toll free)

If you are a beneficial shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

enGene Holdings Inc.
Attn: Corporate Secretary
4868 Rue Levy, Suite 220,
Saint-Laurent, QC
 Canada H4R 2P1

We will not transmit proxy materials using notice-and-access, as such term is defined in NI 54-101.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at the email address and telephone numbers listed above.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•
the election of two members of the Board to hold office for a three-year term expiring on the annual general meeting to be held in 2028, or until their successors are elected and qualified, subject to earlier resignation or removal;

•
the approval of a proposal to adopt the enGene Holdings Inc. 2025 Employee Stock Purchase Plan (the “ESPP”), in substantially the form attached to the accompanying proxy statement as Schedule B, pursuant to which 2,000,000 Common Shares will be reserved for issuance;

•
the appointment of KPMG LLP (“KPMG”), chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor; and

•	to transact such other business as may properly come before the Meeting.

What are my voting choices?

You may vote: (1) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors; (2) “FOR”, “AGAINST” or “ABSTAIN” for the adoption of the ESPP; and (3) “FOR” or “WITHHOLD” for the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares: (1) “FOR” each of its nominees for election to the Board; (2) “FOR” the adoption of the ESPP; and (3) “FOR” the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, a quorum must be present, consisting of at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1∕3% of the shares entitled to vote at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast (described under “Proposal 1 - Election of Directors”). You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

The following chart describes the proposals to be considered at the Meeting, the voting options, the votes required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Board Recommendation	Required Vote	Impact of Abstentions or Broker Non-Votes
1. Election of Two Directors to Each Hold Office For a Three-Year Term Expiring on the 2028 Annual Meeting of Shareholders	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. Abstentions and broker non-votes will not be counted for or against the proposal and will therefore have no effect.
2. Adoption of the 2025 Employee Stock Purchase Plan	“For”; “Against”; “Abstain”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. Abstentions and broker non-votes will not be counted for or against the proposal and will therefore have no effect.
3. Appointment of Auditors	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)
Abstentions will not be counted for or against the proposal and will therefore have no effect.  This item is considered a ‘routine’ matter and therefore brokers may vote without specific instruction on this matter.

What happens if additional items are presented at the Meeting?

We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Data Analysis and Retrieval+ (“SEDAR+”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.engene.com. Our website and the information contained therein are not a part of this proxy statement and are specifically not incorporated herein by reference, unless otherwise stated.

How You Can Vote

What shares can I vote?

You are entitled to one vote for each Common Share that you owned at the close of business on April 29, 2025, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the registered shareholder and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 134 registered shareholders holding 6,276,169 of the 51,070,851 Common Shares that were outstanding, and the remaining 44,794,682 outstanding Common Shares were held through Cede & Co.

Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for such shareholder and on such shareholder’s behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.

What is the difference between holding shares as a registered shareholder and as a beneficial shareholder?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held directly and those owned beneficially.

Registered Shareholder

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the registered holder of the shares. As the registered shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail, telephone or internet.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. Since a beneficial owner is not the registered shareholder, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you appoint yourself or obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.

How can I vote at the Meeting?

Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.

You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

How can I vote without attending the Meeting?

Whether you hold your shares as a registered shareholder or as a beneficial shareholder, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a registered shareholder, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Registered Shareholder: Shares Registered in Your Name. If you are a registered shareholder, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card or scan the QR Code to access the website. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 8:30 a.m. Eastern Time on June 6, 2025 to be counted.

•
You may vote by telephone. To vote by telephone, dial 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 8:30 a.m. Eastern Time on June 6, 2025 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card, you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than 8:30 a.m. Eastern Time on June 6, 2025. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Meeting. To vote at the meeting, follow the instructions at www.proxyvote.com (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held directly by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

A record holder who executes a proxy may revoke it before or at the Meeting by: (i) entering a new vote by internet or telephone; (ii) attending the Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Corporate Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to enGene Holdings Inc. 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1., Attention: Corporate Secretary. If your Common Shares are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy. For how to attend and vote at the meeting as a beneficial holder, see “Appointment of a Third Party as Proxy” below.

How do I attend and participate at the Meeting?

The Meeting will be held “virtually” through a live audio webcast on Wednesday, June 10, 2025, at 8:30 a.m. Eastern Time. There will be no physical meeting location. The meeting will only be conducted via an audio webcast.

Access to the Audio Webcast of the Meeting

The live audio webcast of the Meeting will begin promptly at 8:30 a.m. Eastern Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage our shareholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Meeting at www.virtualshareholdermeetings.com/ENGN2025.

Log in Instructions

To participate in the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2025. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Submitting Questions at the Virtual Meeting

As part of the Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Meeting, visit www.virtualshareholdermeeting.com/ENGN2025, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Meeting will be published following the meeting on the Company’s website at www.engene.com under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Meeting, we will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual Meeting.

If you encounter any difficulties accessing the virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Meeting log-in page.

Voting shares prior to and at the virtual Meeting

Shareholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Meeting or at www.virtualshareholdermeeting.com/ENGN2025 during the virtual Meeting.

Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at www.engene.com/investors and will remain available until the filing of the Company’s proxy statement for its 2026 shareholder meeting.

How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. As of the date hereof, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal 1 (Election of Directors) and Proposal 2 (Adoption of ESPP) are each non-routine matters, while Proposal 3 (Appointment of Auditors) may be considered a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal 1 or Proposal 2, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal 3.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. If you do not return your voting instruction card on a timely basis, your broker may in its discretion vote your brokerage shares on matters deemed 'routine', which includes Proposal 3 (Appointment of Auditors).  Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal.

Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to any of the proposals.

Will shares that I own as a registered shareholder be voted if I do not timely return my proxy card?

Shares that you own as a registered shareholder will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”.

When is the deadline to vote?

If you hold shares as a registered shareholder, your vote by proxy must be received before 8:30 a.m. Eastern Time on June 6, 2025, or 48-hours prior to the Meeting date or any adjournment thereof (excluding Saturdays, Sundays or holidays).

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

If you are a registered shareholder, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received by 8:30 a.m. Eastern Time on June 6, 2025; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.

If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.

Appointment of a Third Party as Proxy

The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.

Any shareholder who wishes to appoint themselves or such other person (other than the named proxyholders) as proxy must do so online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.

You must provide your Appointee the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the Meeting using the exact name and eight-character appointee identification you enter.

If you do not create an eight-character appointee identification number, your appointee will not be able to access the virtual meeting.

Attending the Meeting

Who can attend the Meeting?

You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of enGene at the close of business on April 29, 2025, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.

The Meeting will begin promptly at 8:30 a.m. (Eastern Time). Please allow ample time to check into the Meeting online and complete the related procedure.

Shareholder Proposals

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Eastern Time) on January 9, 2026, and must be submitted in writing to our Corporate Secretary at enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates?

Shareholders who wish to (1) submit director nominees for election to the board at an annual or special meeting or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”. Any such notice also must include the information required by the articles of the Company (the “Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Holdings Inc.?”) and must be updated and supplemented as provided in the Articles.  Additionally, the nominating and corporate governance committee will consider director candidates recommended by shareholders.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the 10th day following the date of such first public announcement. See “Advance Notice Policy” under “Proposal 1 – Election of Directors” in this proxy statement.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting of shareholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with the Articles, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

How may I present other business for consideration at a meeting?

Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Holdings Inc.?”) and must be provided by the deadline as provided in the Articles and updated and supplemented as provided in the Articles.

Obtaining Additional Information

How may I obtain financial and other information about enGene Holdings Inc.?

Our consolidated financial statements are included in our 2024 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada, additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended October 31, 2024, is available on SEDAR+ at www.sedarplus.ca under the Company’s profile.

We also will furnish a copy of our 2024 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, corporate governance guidelines, code of conduct and Board standing committee charters.

What if I have questions on the Meeting or need assistance with voting my Common Shares?

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at:

Email: Proxy.request@broadridge.com
North American Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

What if I have questions for the Company’s transfer agent?

If you are a registered shareholder and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004
1-800-450-7155 (Canada or the United States)
+1-857-999-9155 (International toll free)

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

enGene Holdings Inc.
Attn: Corporate Secretary
4868 Rue Levy, Suite 220,
Saint-Laurent, QC
 Canada H4R 2P1

SHARE OWNERSHIP

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Common Shares as of April 25, 2025 regarding the beneficial ownership of our Common Shares for:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Shares;

•	each director (including those nominated for election at the Meeting) and each of the Company’s named executive officers; and

•	all executive officers and directors of the Company as a group.

As of April 25, 2025, 51,070,851 Common Shares were issued and outstanding. Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all Common Shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Common Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, we deem shares that a person will have the right to acquire within 60 days following April 25, 2025, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional Common Shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each person named below is 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Voting Power
enGene greater than 5% holders
Forbion Growth (1)	9,201,434	17.2%
Lumira Ventures III, L.P. and affiliates (2)	4,181,853	8.1%
Forbion Capital Fund III Coöperatief U.A. (3)	3,369,275	6.5%
Venrock Healthcare Capital Partners III, L.P. and affiliates (4)	5,046,414	9.9%
Deep Track Biotechnology Master Fund, Ltd. and affiliates (5)	4,557,575	8.9%
Blue Owl Capital Holdings LP (6)	3,095,069	6.1%
Kynam Capital Management and affiliates (7)	4,994,090	9.8%
enGene directors, director nominees and named executive officers
Jasper Bos (8)(9)	20,000	* %
Gerald Brunk (2) (10)	4,201,853	8.2%
Dr. Richard Glickman (11)	110,436	* %
Paul Hastings (12)	13,333	* %
Wouter Joustra (8) (13)	13,333	* %
Lota Zoth (14)	33,333	* %
Ronald H.W. Cooper (15)	80,834	* %
Dr. Raj S. Pruthi (16)	59,793	* %
Lee G. Giguere (17)	95,834	* %
Jason Hanson (18)	1,216,266	2.3%
enGene directors and executive officers as a group (13 persons)(19)	5,459,106	10.4%
* Less than 1%.

(1)
Pursuant to a Schedule 13D/A filed with the SEC on November 1, 2024, Forbion Growth Sponsor FEAC I B.V., or FEAC Sponsor, is the record holder of 3,765,932 Common Shares. Forbion Growth Opportunities Fund I Cooperatief U.A. (“FGOF”) is the record holder of 3,032,430 Common Shares. Also includes warrants held by FEAC Sponsor that may be exercised to acquire 1,736,406 Common Shares, and warrants held by FGOF that may be exercised to acquire 666,666 Common Shares. FGOF wholly owns the FEAC Sponsor and therefore the FEAC Sponsor and FGOF have shared voting and investment power over the Common Shares held by the FEAC Sponsor. Forbion Growth Management B.V. (“Forbion Management”) is the sole director of FGOF and therefore shares voting and investment power (i) with FGOF over the Common Shares that will be held by FGOF and (ii) with FGOF and, indirectly, the FEAC Sponsor, over the Common Shares that will be held by the FEAC Sponsor. Forbion Management exercises voting and investment power through its investment committee (the “Investment Committee”) consisting of Sander Slootweg, Martien van Osch, Geert-Jan Mulder, Vincent van Houten, Dirk Kersten, Nanna Lüneborg, Wouter Joustra and Jasper Bos. None of the members of the Investment Committee has individual voting and investment power with respect to the FEAC Shares, and each such member disclaims beneficial ownership of the FEAC Shares except to the extent of his or her proportionate pecuniary interest therein. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra, who are directors of the FEAC Sponsor, have voting and investment discretion with respect to the Common Shares owned by the FEAC Sponsor and may be deemed to have indirect shared beneficial ownership of the Common Shares owned by the FEAC Sponsor. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra each disclaim beneficial ownership over the Common Shares except to the extent of their pecuniary interest therein. FGOF, FEAC Sponsor, Forbion Management and such members of the Investment Committee each disclaims any affiliation with Forbion III and its directors, officers or other affiliates. The business address of the above-named Forbion persons is c/o Forbion, Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(2)
Pursuant to a Schedule 13D/A filed with the SEC on February 21, 2024, consists of 1,341,790 Common Shares held by Lumira Ventures III, L.P. (“Lumira III”), 44,647 Common Shares held by Lumira Ventures III (International), L.P. (“Lumira III Int’l”), 993,651 Common Shares held by Lumira Ventures IV, L.P. (“Lumira IV”), 238,851 Common Shares held by Lumira Ventures IV (International), L.P. (“Lumira IV Int’l”), 1,077,386 Common Shares held by Merck Lumira Biosciences Fund, L.P. (“Merck-Lumira”), and 152,974 Common Shares held by Merck Lumira Biosciences Fund (Québec), L.P. (“Merck-Lumira B” and, together with Lumira III, Lumira III Int’l, Lumira IV, Lumira IV Int’l, and Merck-Lumira, the “Lumira entities”). The number of enGene Warrants reported includes warrants held by Lumira III that may be exercised to acquire 114,945 Common Shares, warrants held by Lumira III Int’l that may be exercised to acquire 3,825 Common Shares, warrants held by Lumira IV that may be exercised to acquire 38,301 Common Shares, warrants held by Lumira IV Int’l that may be exercised to acquire 9,207 Common Shares, warrants held by Merck-Lumira that may be exercised to acquire 145,603 Common Shares, and warrants held by Merck-Lumira B that may be exercised to acquire 20,673 Common Shares. Lumira III and Lumira III Int’l are controlled by their general partner, Lumira Ventures III GP, L.P., and managed by Lumira Capital Investment Management Inc. (“Lumira Mgmt”). Lumira Ventures III GP, L.P. is controlled by its general partners, Lumira III GP Inc. and Lumira III GP Holdings Co. Lumira IV and Lumira IV Int’l are controlled by their general partner, Lumira IV GP 2020 Inc., and managed by Lumira Mgmt. Merck-Lumira and Merck-Lumira B are controlled by their general partner, Lumira Capital GP, L.P., and managed by Lumira Mgmt. Lumira Capital GP, L.P. is controlled by its general partners, Lumira GP Inc. and Lumira GP Holdings Co. Mr. Brunk is an executive officer of each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Mgmt. Each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co., Lumira Mgmt and Mr. Brunk may be deemed to beneficially own the securities held by the respective Lumira entities, but each disclaims beneficial ownership except to the extent of their respective pecuniary interests therein, if any. The business address of the Lumira entities is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

(3)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2024, consists of 2,894,199 Common Shares and warrants that may be exercised to acquire 475,076 Common Shares. Forbion III Management B.V. (“Forbion III”) is the director of Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) with voting and investment power over the shares held by Forbion III COOP. Such voting and investment power are exercised by Forbion III through its investment committee, consisting of H. A. Slootweg, M. A. van Osch, G. J. Mulder, H.N. Reithinger, Dr. M. Boorsma and S. J. H. van Deventer. None of the members of the investment committee have individual voting and investment power with respect to such shares, and the members of the investment committee, including Dr. Boorsma, who is a former director of enGene Inc., disclaim beneficial ownership of such shares except to the extent of their proportionate pecuniary interests therein. Forbion III COOP disclaims any affiliation with FEAC, FEAC Sponsor, or any of FEAC’s or FEAC Sponsor’s direct or indirect directors, officers or other affiliates. The business address of Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(4)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2025 by Venrock Healthcare Capital Partners III, L.P. and its affiliates, consists of (i) 1,104,175 shares held by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”); (ii) 110,434 shares held by VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”); and (iii) 3,831,805 shares held by Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”). VHCP Management III, LLC (“VHCP Management III”) is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG, LLC (“VHCP Management EG”) is the general partner of VHCP EG. Messrs. Nimish Shah and Bong Koh are the voting members of VHCP Management III and VHCP Management EG. The address of the principal business office of aforementioned entities and individuals is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(5)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2025 by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd., and David Kroin, as the control person for Deep Track Capital, LP. Deep Track Capital, LP is the investment manager of Deep Track Biotechnology Master Fund, Ltd. The business address of Deep Track Capital, LP is 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830; the business address of Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands, and the business address of Mr. Kroin is c/o Deep Track Capital, LP, 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830.

(6)
Pursuant to a Schedule 13G/A filed with the SEC on November 14, 2024 by Blue Owl Capital Holdings LP (“Blue Owl”), Blue Owl has sole voting and dispositive power over the reported shares. The address for Blue Owl is 399 Park Avenue, New York, NY 10022.

(7)
Pursuant to a Schedule 13G filed with the SEC on February 14, 2025 by Kynam Capital Management, LP (“Kynam”), Kynam Capital Management GP, LLC (“Kynam GP”) and Yue Tang.  Yue Tang, as the managing member of Kynam and Kynam GP, has the power to vote and dispose of the securities held by Kynam. The principal business address of each of Kynam, Kynam GP, and Yue Tang is 221 Elm Rd., Princeton NJ, 08540.

(8)
Each of Mr. Bos and Mr. Joustra is a director of FEAC Sponsor, and a member of the investment committee of Forbion Management. Each of Mr. Bos and Mr. Joustra disclaims beneficial ownership over the Common Shares held by FEAC Sponsor and FGOF, except to the extent of each of his proportionate pecuniary interest therein.

(9)	Includes 20,000 Common Shares underlying stock options exercisable by Mr. Bos within 60 days.

(10)	Includes 20,000 Common Shares underlying stock options exercisable by Mr. Brunk within 60 days.

(11)	Includes 24,675 Common Shares held by Dr. Glickman and 85,761 Common Shares underlying stock options exercisable by Dr. Glickman within 60 days.

(12)	Includes 13,333 Common Shares underlying stock options exercisable by Mr. Hastings within 60 days.

(13)	Includes 13,333 Common Shares underlying stock options exercisable by Mr. Joustra within 60 days.

(14)	Includes 33,333 Common Shares underlying stock options exercisable by Ms. Zoth within 60 days.

(15)	Includes 10,000 Common Shares held by Mr. Cooper and 70,834 Common Shares underlying stock options exercisable by Mr. Cooper within 60 days.

(16)	Includes 59,793 Common Shares underlying stock options exercisable by Dr. Pruthi within 60 days.

(17)	Includes 95,834 Common Shares underlying stock options exercisable by Mr. Giguere within 60 days.

(18)
Includes 1,216,266 Common Shares underlying stock options exercisable by Mr. Hanson within 60 days. Mr. Hanson’s employment ended on July 22, 2024 pursuant to the terms of his Transition Agreement. See “- Employment Arrangements with our Named Executive Officers - Hanson Transition Agreement” above.

(19)	Includes directors and current executive officers as of April 25, 2025.

GOVERNANCE

General

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. The Board has three standing committees: audit, compensation, and nominating and corporate governance.  Each of our standing committees assists our Board in carrying out its responsibilities and operates under a written committee charter adopted by our Board.

Our corporate governance guidelines, audit, compensation, and nominating and corporate governance committee charters and Code of Conduct are posted on our website at www.engene.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our Articles), may be obtained upon request by writing to: enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1, Attention: Corporate Secretary.

The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101. enGene recognizes that good corporate governance plays an important role in its overall success and in enhancing shareholder value and, accordingly, enGene has adopted certain corporate governance policies and practices which reflect its consideration of the recommended Corporate Governance Guidelines.

Insider Trading Policy

   We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted and maintain our Insider Trading Policy which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Our Insider Trading Policy was filed as Exhibit 19 to the Annual Report on Form 10-K filed with the SEC on December 19, 2024. Our Insider Trading Policy governs the purchase, sale and/or other disposition of our securities and applies to all directors, officers, and employees of enGene and its subsidiaries as well as consultants that we may designate from time to time. Pursuant to the Company’s Insider Trading Policy, every Company insider is prohibited from speculative or indirect trading in Company securities - such as short sales, trading in puts, calls or options - or similar rights or obligations to buy or sell Company securities, or the purchase of Company securities with the intention of quickly reselling them. In addition, Company insiders may not buy Company securities on margin, and are prohibited from purchasing financial instruments designed to hedge or offset a decrease in the market value of Company securities. Insiders are strongly discouraged from using Company securities as collateral for loans or in margin accounts. In addition, our policy prohibits Company insiders from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit or to make recommendations or express opinions to another person regarding trading our securities. In addition, we maintain a quarterly black-out window and will impose special blackout periods during which applicable individuals may not trade.

   Company insiders are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 and comparable Canadian securities law requirements so they may make predetermined trades of our securities.

Whistleblower Policy

enGene’s audit committee has adopted a Whistleblower Policy, which establishes procedures for confidential, anonymous submissions by employees, representatives and associates of the Company regarding accounting practices, auditing matters and any known or suspected violations of any Anti-Corruption Policy or other corporate policies that may be in place from time to time. The policy establishes and describes procedures governing the receipt, retention, investigation and treatment of complaints, encourages concerned parties to report suspected wrongdoing or misconduct in a timely way and protects employees who make good faith reports from retaliation.

Board of Directors

Board Composition

Our Board currently consists of seven (7) directors: (i) Ronald H.W. Cooper, the Chief Executive Officer and President of enGene, (ii) Jasper Bos, (iii) Gerald Brunk, (iv) Dr. Richard Glickman, (v) Paul Hastings, (vi) Wouter Joustra and (vii) Lota Zoth. Under the BCBCA, a director may be removed with or without cause by a resolution passed by a special majority of the votes cast by shareholders present in person or by proxy at a meeting and who are entitled to vote.

The following table sets forth, as of May 9, 2025, certain information regarding our directors who are responsible for overseeing the management of our business.

Name	Age	Position	Committees of the Board	Expiry of Director Term
Ronald H.W. Cooper	62	Chief Executive Officer, President and Director	-	2026 AGM
Jasper Bos	50	Director	NCG	2026 AGM
Gerald Brunk	56	Director	Audit; Comp. (chair)	2025 AGM
Dr. Richard Glickman	67	Chairman; Director	Audit; NCG (chair)	2025 AGM
Paul Hastings	65	Director	Comp.; NCG	2027 AGM
Wouter Joustra	36	Director	Comp.	2027 AGM
Lota S. Zoth	65	Director	Audit (chair); NCG	2027 AGM

Key: Audit = Audit Committee; Comp. = Compensation Committee; NCG = Nominating and Corporate Governance Committee

Staggered Board Provisions

Under the Articles, for the purposes of facilitating staggered terms of the directors on the Board, certain staggered board provisions apply. For a description of the staggered board provisions and the terms of the directors, see “Proposal 1 – Election of Directors – Staggered Board Provisions”.

Mandate of the Board of Directors

The Board is responsible for the stewardship of the Company and providing oversight as to the management of enGene and its affairs, including providing guidance and strategic oversight to management. The Board has adopted a formal mandate that includes the following:

•	appointing enGene’s Chief Executive Officer;

•
developing the corporate goals and objectives that enGene’s Chief Executive Officer is responsible for meeting and reviewing the performance of enGene’s Chief Executive Officer against such corporate goals and objectives;

•
taking steps to satisfy itself as to the integrity of enGene’s Chief Executive Officer and other executive officers and that enGene’s Chief Executive Officer and other executive officers create a culture of integrity throughout the organization;

•	reviewing and approving enGene’s Code of Conduct (as defined herein) and reviewing and monitoring compliance with the Code of Conduct and enGene’s enterprise risk management processes;

•
adopting a strategic planning process to establish objectives and goals for enGene’s business and reviewing, approving, and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals; and

•	reviewing and approving material transactions not in the ordinary course of business.

A copy of the Board’s mandate is attached hereto as Schedule A.

Meetings of Directors

The Board may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. The independent members of the Board meet, as required, without the non-independent directors and members of management before or after each regularly scheduled board meeting.

A director who has a material interest in a matter before the Board or any committee on which they serve is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by the Board or any committee on which they serve, such director may be required to absent themselves from the meeting while discussions and voting with respect to the matter are taking place. Directors will also be required to comply with the relevant provisions of the BCBCA regarding conflicts of interest.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the Company’s activities, however, the Board generally meets at least quarterly, and at each meeting there is a review of enGene’s business. The Board facilitates its exercise of independent supervision over the Company’s management by holding regular meetings of the Board where the directors discuss significant corporate activities and plans, both with and without members of the Company’s management being in attendance.

Board Leadership

Our Board Mandate, attached hereto as Schedule A, provides that at the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in the Mandate. The Company has determined the Chair should be an independent director, however where this is not appropriate, an independent director will be appointed to act as Lead Director.  Dr. Richard Glickman, an independent director, has served as Chair of the Board since May 14, 2024.

We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the Board’s various standing committees that address risks inherent in their respective areas of oversight. Specifically, the audit committee of the Board is responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters, and the compensation committee of the Board oversees the management of risks associated with the Company’s compensation policies and programs.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if that person is independent within the meaning of National Instrument 52-110 — Audit Committees (“NI 52-110”). Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with a director’s independent judgment.

Based on its evaluation of the existing directors and each of the director nominees, the Board has determined that:

•
each of Jasper Bos, Paul Hastings, Wouter Joustra, and Lota Zoth, and, if reelected to the Board at the Meeting, Gerald Brunk and Richard Glickman, meet the applicable independence standards established by Nasdaq and the SEC and that they are each “independent” within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”); and

•
each of Paul Hastings and Lota Zoth, and, if reelected to the Board at the Meeting, Gerald Brunk and Richard Glickman, is independent under the heightened independence standards of NI 52-110, the SEC and Nasdaq rules for audit committee independence.

The independent directors of enGene’s Board of Directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

The following directors and director nominees of the Company are also directors of other reporting issuers as set out below:

Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
Richard Glickman	Eupraxia Pharmaceuticals Inc. Essa Pharma Inc.	TSX; Nasdaq Nasdaq
Ronald H.W. Cooper	C4 Therapeutics, Inc. Generation Bio Co.	Nasdaq Nasdaq
Paul Hastings	Nkarta, Inc.	Nasdaq
Lota Zoth	Inovio Pharmaceuticals, Inc. 89BIO, Inc.	Nasdaq Nasdaq

Jasper Bos, Gerald Brunk and Wouter Joustra do not currently serve on the board of directors of any other reporting issuers.

Ronald H.W. Cooper is not an independent director as he is an executive officer of the Company.

Director Attendance at Board Meetings

During the fiscal year ended October 31, 2024, our Board held eight regularly scheduled meetings.  No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2024. While we do not have a formal policy on director attendance at annual meetings, directors are expected to attend our annual meeting of shareholders.

Position Descriptions

The Board has not developed independent written position descriptions for the CEO, the Chair of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance and clinical development. The Chair of the Board, or Lead Director, is principally responsible for overseeing the operations and affairs of the Board. Dr. Richard Glickman has served as Chair of the Board since May 14, 2024.  With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate and reports to the Board on the activities of the committee.  In the interim, the Board provides leadership to its independent directors by fostering open communication among the independent directors, management and the non-independent directors.

Orientation and Continuing Education

The nominating and corporate governance committee may implement an orientation process for directors that includes background material on the Company’s policies and procedures and meetings with senior management. The Company may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

Code of Business Conduct and Ethics

enGene has established a Code of Conduct applicable to all of enGene’s directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer, controller or principal accounting officer, or other persons performing similar functions, which will be a “code of ethics” as defined in Item 406(b) of Regulation S-K promulgated by the SEC and which will be a “code” under NI 58-101. The Code of Conduct sets out the fundamental values and standards of behavior that are expected from enGene’s directors, officers, employees, consultants and contractors with respect to all aspects of its business. The objective of the Code of Conduct is to provide written standards designed to promote integrity and deter wrongdoing.

The full text of the Code of Conduct is posted on enGene’s website at www.engene.com. The written Code of Conduct is filed with the Canadian securities regulatory authorities on SEDAR+ at www.sedarplus.ca. If enGene makes any amendment to the Code of Conduct or grants any waivers, including any implicit waiver, from a provision of the code of ethics included within the Code of Conduct, enGene will disclose the nature of such amendment or waiver on its website to the extent required by the rules and regulations of the SEC and the CSA. enGene intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of its Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting such information on enGene’s internet website.

Monitoring Compliance with the Code of Conduct

enGene’s nominating and corporate governance committee is responsible for reviewing and evaluating the Code of Conduct at least annually and recommending any necessary or appropriate changes to its board of directors for consideration. Additionally, the nominating and corporate governance committee assists the Board with the monitoring of compliance with the Code of Conduct, and will be responsible for considering any waivers of the Code of Conduct (other than waivers applicable to members of the nominating and corporate governance committee, which shall be considered by the audit committee, or waivers applicable to enGene’s directors or executive officers, which shall be subject to review by its board of directors as a whole).

Assessments

The nominating and corporate governance committee is mandated to undertake assessments of the overall performance and effectiveness of the Board and each standing committee of the Board and report on such assessments to the Board. The purpose of the assessments is to ensure the continued effectiveness of the Board in discharging its duties and responsibilities and the effective operation of the governance framework and to contribute to a process of continuing improvement.

For further information, see director nominee considerations under heading “Board Committees.”

Compensation

The CEO’s compensation is determined by the Board (excluding the CEO), based on the recommendation of the compensation committee. The compensation committee, in making its recommendations regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.

For further information, see the heading “Executive Compensation.”

Board Committees

The Board is responsible for the stewardship of the Company and has adopted the Board Mandate setting out the Board’s responsibilities with respect to the stewardship and oversight of the Company and providing for the establishment of standing committees of the Board.  The standing committees of the Board consist of the audit committee, the compensation committee and the nominating and corporate governance committee. The Board may from time to time establish other committees. The mandates of these committees are set out in their respective charters.

The Board shall review and assess, or may delegate to the nominating and corporate governance committee to review and assess, the adequacy of the Board and committee mandates and recommend any proposed changes to the Board for consideration.

Audit Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the audit committee.  enGene has established an audit committee comprised of independent directors as required by such applicable SEC rules and regulations, Nasdaq rules and NI 52-110 (“NI 52-110”). At least one member of the audit committee will qualify as an “audit committee financial expert”, as such term is defined the rules and regulations established by the SEC, and all members of the audit committee are “financially literate”, as such term is defined in NI 52-110 (except as may be permitted by NI 52-110). The principal purpose of enGene’s audit committee is to assist the Board in its oversight of:

•	the quality and integrity of enGene’s financial statements and related information;

•	the independence, qualifications, appointment and performance of enGene’s external auditor;

•	enGene’s disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;

•	enGene’s compliance with applicable legal and regulatory requirements; and

•	enGene’s enterprise risk management processes.

The Board has established a written charter setting forth the purpose, composition, authority and responsibility of its audit committee, consistent with the rules of the Nasdaq, the SEC and NI 52-110.

enGene’s audit committee has access to all of its books, records, facilities and personnel and may request any information about enGene as it may deem appropriate. It also has the authority in its sole discretion and at enGene’s expense, to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

The audit committee currently consists of Lota Zoth, Chair, Gerald Brunk and Richard Glickman. The Board has determined that Ms. Zoth qualifies as an audit committee financial expert. The audit committee held five meetings in fiscal year 2024. A description of the education and experience of each audit committee member that is relevant to the performance of their responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors - Director Biographies.” The audit committee charter can be found on the Company’s website at www.engene.com.

Compensation Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the compensation committee. enGene’s compensation committee members meet this heightened standard and are also independent for purposes of NI 58-101. The functions of the compensation committee include:

•	reviewing and making recommendations with respect to compensation policy and programs and determining and recommending option grants under enGene’s incentive stock plan;

•	reviewing and recommending to the Board the manner in which executive compensation should be tied to corporate goals and objectives;

•
reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•	making recommendations to the Board regarding the compensation of all other executive officers;

•	reviewing and making recommendations to the Board regarding incentive compensation plans and equity-based plans;

•	authority to oversee enGene’s non-executive incentive compensation plans and equity-based plans, including the discharge of any duties imposed on the compensation committee by any of those plans; and

•	reviewing director compensation for service on the Board and board committees at least once a year and to recommending any changes to its Board.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s compensation committee consistent with the rules of the Nasdaq, the SEC and the guidance of the CSA.

The compensation committee currently consists of Gerald Brunk, Chair, Paul Hastings and Wouter Joustra. Each of the members of the compensation committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors- Director Biographies.” The compensation committee held five meetings in fiscal year 2024. The compensation committee charter can be found on the Company’s website at www.engene.com.

The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.

Nominating and Corporate Governance Committee

The members of the nominating and governance committee are independent for purposes of NI 58-101.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s nominating and corporate governance committee. The nominating and corporate governance committee’s purpose is to assist the Board in:

•	identifying individuals qualified to become members of the Board;

•	selecting or recommending that the Board select director nominees for the next annual meeting of shareholders and determining the composition of the Board and its committees;

•	developing and overseeing a process to assess the Board, the Chair of the Board, the committees of the board, the chairs of the committees, individual directors and management; and

•	developing and implementing enGene’s corporate governance guidelines.

In identifying new candidates for the Board, the nominating and corporate governance committee will consider what competencies and skills its board of directors, as a whole, should possess and assess what competencies and skills each existing director possesses, considering the Board as a group, and the personality and other qualities of each director, as these may ultimately determine the boardroom dynamic.

It is the responsibility of the nominating and corporate governance committee to regularly evaluate the overall efficiency of the Board and its Chair and all Board committees and their chairs. As part of its mandate, the nominating and corporate governance committee will conduct the process for the assessment of the Board, each committee and each director regarding their or its effectiveness and contribution, and report evaluation results to its board of directors on a regular basis.

The nominating and corporate governance committee currently consists of Richard Glickman, Chair, Jasper Bos, Paul Hastings and Lota Zoth. The nominating and corporate governance committee held three meetings in fiscal year 2024. The nominating and corporate governance committee charter can be found on the Company’s website at www.engene.com.

Other Board Committees

The Board may amend the Board committee structure and authorize and appoint other committees as it considers appropriate, including ad hoc committees for special purposes.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the nominating and corporate governance committee of the Board has developed a skills and competencies matrix for enGene’s Board as a whole and for individual directors. The nominating and corporate governance committee has developed and oversees a process for the assessment of the Board, each committee and each director regarding their or its effectiveness and contribution, and reports evaluation results to the Board on a regular basis.

Diversity

enGene does not have a formal policy nor measurable objectives (such as a target) regarding board diversity or for the representation of women on their board of directors, management team or executive officers. enGene expects that its priority in the selection of enGene’s Board members will be to identify members who will further the interests of its shareholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and knowledge of enGene’s business and understanding of the competitive landscape. In accordance with NI 58-101, enGene’s nominating and corporate governance committee and management team are expected to take gender and other diversity representation into consideration as part of their overall recruitment and selection process.

enGene expects to facilitate the representation of women on its Board and in executive officer positions by ensuring that diversity considerations are taken into account in senior management, monitoring the level of female representation on the Board and in senior management positions, continuing to broaden recruiting efforts to attract and interview qualified female candidates, and committing to retention and training to ensure that enGene’s most talented employees are promoted from within the organization.

Currently, one of the seven members (14%) of the Board are women. Currently, one of our executive officers (14%) is a woman.

Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” each of the nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

PROPOSAL 1 - ELECTION OF DIRECTORS

Number of Directors

The Board has set the number of directors at seven, of which two are being put forward as nominees for election as directors at the Meeting, as further described herein.

Director Nominees

The nominating and corporate governance committee has recommended, and our Board has nominated, the following two current directors for re-election for a three-year term (the “Director Nominees”):

•	Gerald Brunk; and
•	Dr. Richard Glickman.

Properly executed proxies will be voted for the Director Nominees unless other instructions are specified. In no event may the proxies be voted for more than two nominees.

The Board determined that Mr. Brunk and Dr. Glickman satisfy the requirements to be considered an independent director under applicable Nasdaq rules and pursuant to NI 52-110.

Biographical information regarding each director nominee and their qualifications to serve as a director are set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above.

Gerald Brunk, Director Nominee

Gerald Brunk has served as a member of enGene’s Board since August 8, 2023 and as a member of the board of enGene Inc. since October 2017. Mr. Brunk is a co-founder and Managing Director at Lumira Ventures, a healthcare venture capital firm. Prior to beginning his venture capital career in 2002, Mr. Brunk was an entrepreneur and co-founder of several venture-capital funded healthcare companies and served as an Engagement Manager in the healthcare practice of The Boston Consulting Group from July 1994 to May 1999. Earlier, Mr. Brunk was a member of the investment banking group of Credit Suisse First Boston in New York from June 1990 to June 1992. Mr. Brunk received an MBA from Stanford University Graduate School of Business and a B.A. from the University of Virginia. The Board believes Mr. Brunk is qualified to serve as a director due to his experience in the biotechnology industry and the venture capital industry.

Dr. Richard Glickman, Director Nominee

Dr. Richard M. Glickman has served as a member of enGene’s Board since April 24, 2023 and chairman of the Board since May 14, 2024.  Prior to that appointment, he served as chair of the board of enGene Inc. since January 2015, and as a member of that board since October 2011. Dr. Glickman was a co-founder of Aurinia Pharma Corp. where he served as its Chairman and CEO until 2019. He was also the founding and current Chairman of the Board of Essa Pharmaceuticals Inc. He is currently a director and Chairman of the compensation committee, and a member of the nominating and corporate governance committee of Eupraxia Pharmaceuticals Inc. (TSX: EPRX; NASDAQ: EPRX), a clinical-stage biotechnology company. Previously, Dr. Glickman was a co-founder of Apsreva Pharmaceuticals where he served as its Chairman and CEO from 2001 to 2006. Dr Glickman is the recipient of numerous awards including the Ernst and Young Entrepreneur of the Year and Canada’s Top 40 under 40. Dr. Glickman holds a B.Sc. in Microbiology and Immunology from McGill University. The Board believes Dr. Glickman is qualified to serve as a director due to his extensive experience in the life science industry, including his broad leadership experience.

Remaining Members of the Board

Biographical information regarding the remaining members of the Board and their qualifications is set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Ronald H.W. Cooper, Chief Executive Officer, President and Director

Ronald H.W. Cooper has served as Chief Executive Officer and as a director of enGene since July 22, 2024 and as President since October 21, 2024. Prior to joining enGene, Mr. Cooper most recently served as the President and Chief Executive Officer and as a member of the board of directors of Albireo Pharma, Inc., a position he held from November 2016 until that company’s acquisition by Ipsen in March 2023. He also previously served as president and chief executive officer of Albireo Limited from July 2015 until November 2016 and as a director of Albireo Limited from September 2015 until Albireo Limited was dissolved in August 2021. Earlier in his career, Mr. Cooper spent nearly 30 years at Bristol-Myers Squibb (BMS) in roles of increasing responsibility in sales, marketing and general management, most recently serving as President, Europe. While at BMS, he played a leadership role in several successful product launches. Mr. Cooper currently serves as the Chairman of the board of directors of C4 Therapeutics, Inc. (NASDAQ: CCCC) and as a member of the board of directors of Generation Bio Co. (NASDAQ: GBIO). He is a graduate of St. Francis Xavier University. The Company’s board of directors, or Board, believes Mr. Cooper is qualified to serve as a director due to his extensive experience in the pharmaceutical and biotechnology industries, including in leadership and management roles, and his knowledge of our business as Chief Executive Officer.

Jasper Bos, Ph.D., Director

Jasper Bos, Ph.D., has served as a member of the Board since August 8, 2023. Mr. Bos, the former Chief Executive Officer of FEAC, is a former Merck executive and joined Forbion Growth as a General Partner in May 2021. Before joining Forbion’s Naarden-based headquarters, Mr. Bos was Senior Vice President and Managing Director at M Ventures, leading the venture capital arm of pharmaceutical company Merck, which he joined in 2009. At M Ventures, he led a team of 21 investment professionals and with a fund size of €400 million invested in over 50 portfolio companies spanning biotech, life sciences tools, and tech companies with investment activities ranging from seed-stage to cross-over and IPO. In addition, as Country Speaker Merck Netherlands, he assumed responsibility and liaised between all Merck activities in the Netherlands. His track record as an investor includes the successful exits of Prexton Therapeutics, Epitherapeutics, Galecto, ObsEva, Translate Bio, and F-Star, and has served on multiple boards of privately-owned biotech companies. He has experience in several operational roles in portfolio companies and played a key role in the creation of multiple successful spin-out companies out of Merck. Mr. Bos holds a Ph.D. in Pharmacy from the University of Groningen, the Netherlands. The Board believes Mr. Bos is qualified to serve as a director due to his experience in the biotechnology industry and the venture capital industry.

Paul Hastings, Director

Paul Hastings has served as a member of the Board since May 15, 2024. He has served as the Chief Executive Officer and a member of the board of directors of Nkarta, Inc. (NASDAQ: NKTX) since February 2018. Prior to that, Mr. Hastings served as President, Chief Executive Officer, and Director of the publicly traded, clinical-stage biopharmaceutical company OncoMed Pharmaceuticals, Inc. from January 2006 until January 2018. In August 2013, he was elected chairman of the board of directors of OncoMed and served in that role until January 2018. Prior to joining OncoMed, Mr. Hastings was President, Chief Executive Officer, and Director of QLT, Inc., a publicly traded biotechnology company dedicated to the development and commercialization of innovative ocular products, from February 2002 to September 2006. From 2000 to 2002, Mr. Hastings served as President, Chief Executive Officer, and Director of Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001. Mr. Hastings was also previously the President of Chiron Biopharmaceuticals, a division of Chiron Corporation, President and Chief Executive Officer of LXR Biotechnology, and he held a variety of management positions of increasing responsibility at Genzyme Corporation, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics. Mr. Hastings previously served on the board of directors of Pacira Biosciences, Inc. (NASDAQ: PCRX), a publicly traded biotechnology company, Relypsa, a publicly traded biotechnology company acquired by Galencia AG, as chairman of the board of directors of Proteolix, Inc., a privately held biopharmaceutical company acquired by Onyx Pharmaceuticals, Inc., on the board of directors of ViaCell, Inc., a publicly traded biotechnology company sold to Perkin Elmer, and as a director of ViaCyte, Inc., a privately held regenerative medicine company acquired by Vertex Pharmaceuticals, Inc. Mr. Hastings currently serves as the immediate past Chair and Board Executive Committee member of the Biotechnology Innovation Organization. Mr. Hastings received a B.Sc. in pharmacy from the University of Rhode Island. The Board believes Mr. Hastings is qualified to serve as a director due to his extensive experience in the pharmaceutical and biotechnology industries, including his leadership and management experience.

Wouter Joustra, Director

Wouter Joustra has served as a member of the Board since May 15, 2024. He is a General Partner at Forbion, a leading European life sciences venture capital firm. At Forbion, Mr. Joustra is responsible for deal origination, general portfolio management and divestment strategies, and focuses on Forbion’s Growth Opportunities Funds, which concentrates on investing in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra previously was a Senior Trader, as well as Executive Board member of the Life Sciences franchise at Kempen, a European boutique investment bank. In this role, Mr. Joustra managed Kempen’s trading portfolio, and was involved in deal structuring and equity capital markets transactions, as well as larger block trades. Mr. Joustra also served as a member of the board of directors of Gyroscope Therapeutics until the closing of its acquisition by Novartis in February 2022 for up to $1.5 billion, the board of directors of VectivBio (NASDAQ: VECT) from December 2022 until the closing of its $1.2 billion acquisition by Ironwood Pharmaceuticals in December 2023, the board of directors of Aiolos Bio until the closing of its acquisition by GSK plc in February 2024 for up to $1.4 billion and the board of Forbion’s SPAC vehicle until the completion of the business combination of enGene Holdings Inc. (NASDAQ: ENGN) in October 2023. Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics and of NewAmsterdam Pharma N.V. (NASDAQ: NAMS). Mr. Joustra holds an M.Sc. in Business Administration and a B.Sc. in International Business and Management from the University of Groningen. The Board believes Mr. Joustra is qualified to serve as a director due to his experience in the biotechnology industry and the venture capital industry.

Lota Zoth, Director

Lota Zoth has served as a member of the Board since December 18, 2023. Ms. Zoth is a Certified Public Accountant and has also served as a member of the board of directors of 89BIO, Inc. (Nasdaq: ETNB), a clinical-stage biopharmaceutical company, since June 2020. She has also served as a member of the board of directors and chair of the audit committee of Inovio Pharmaceuticals, Inc. (Nasdaq: INO), a biotechnology company, since January 2018 and August 2018, respectively. Ms. Zoth previously served as a member of the board of directors and chair of the audit committee of Lumos Pharma, Inc. (Nasdaq: LUMO) (previously, NewLink Genetics Corporation), a biopharmaceutical company, from November 2012 to December 2024.  Ms. Zoth also served as member of the board of directors and chair of the audit committee of Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company, from November 2016, as chair of the board of directors from September 2019 to January 2022 and as lead director since January 2022, until stepping down from the Zymeworks Inc. board in December 2023. In addition, she previously served as a member of the board of Spark Therapeutics, Inc., a gene therapy platform company, from January 2016 to December 2019, Circassia Pharmaceuticals, plc (LON: CIR), a specialty biopharmaceutical company, from February 2015 to February 2019, Orexigen Therapeutics, Inc., a biopharmaceutical company, from April 2012 to May 2019, Aeras, a non-profit product development organization, from November 2011 to October 2018, Hyperion Therapeutics, Inc., a commercial-stage biopharmaceutical company, from February 2008 to May 2015 and Ikaria, Inc., a commercial stage biopharmaceutical company, from January 2008 to February 2014. Prior to her retirement, Ms. Zoth most recently served as Senior Vice President and Chief Financial Officer of MedImmune, Inc., a biotechnology company, from April 2004 to July 2007 and as Vice President, Controller & Chief Accounting Officer from August 2002 to April 2004. Ms. Zoth received her B.B.A. from Texas Tech University. The Board believes Ms. Zoth is qualified to serve as a director because of her experience as a senior executive and member of the board of other life science companies.

Staggered Board Provisions

Our Articles provide for a staggered board of directors consisting of three groups of directors with directors serving staggered three year terms.

At every annual general meeting and in every unanimous shareholder resolution in lieu thereof, all of the directors whose terms expire cease to hold office immediately before the election or appointment of directors, but are eligible for re-election or re-appointment. The shareholders entitled to vote at the annual general meeting for the election of directors may elect, or in a unanimous resolution appoint, the number of directors required to fill any vacancies created. The directors will hold office for the applicable terms contemplated in the staggered board provisions. Upon the resignation of a director, the remaining directors may fill the casual vacancy resulting from such resignation for the remainder of the unexpired term.

The terms of office for each of our directors are as follows:

•	Gerald Brunk and Richard Glickman have terms expiring on the date of the Meeting, and if reelected at the Meeting will have a three-year term expiring at the annual general meeting to be held in 2028;

•	Ronald H.W. Cooper and Jasper Bos have terms expiring at the annual general meeting to be held in 2026; and

•	Lota Zoth, Wouter Joustra and Paul Hastings have terms expiring at the annual general meeting to be held in 2027.

Replacement or Removal of Directors

Under the BCBCA and the Articles, a director may be removed with or without cause by a special resolution passed by a special majority (being two-thirds) of the votes cast by shareholders present in person or by proxy at a duly convened meeting and who are entitled to vote.

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Under the Articles, the number of directors of enGene must be set at a minimum of three (3). The directors will be authorized to determine the actual number of directors to be elected from time to time.

Advance Notice Policy

Our Articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not later than the close of business on the thirtieth (30th) day prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting of shareholders in accordance with Exchange Act Rule 14a- 19 must provide notice in accordance with our Advance Notice Policy, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

Cease Trade Orders and Bankruptcies

No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties and Sanctions

No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Individual Bankruptcies

No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Certain Relationships and Related Party Transactions

Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since November 1, 2023 (i.e. the first date of our last completed fiscal year), there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the CSA.

February 2024 PIPE Financing

On February 13, 2024, the Company entered into subscription agreements (collectively, the “February 2024 Subscription Agreements”) with the investors named therein, for the private placement (the “February 2024 PIPE Financing”) of 20,000,000 Common Shares of the Company, at a price of $10.00 per share. The aggregate gross proceeds from the February 2024 PIPE Financing were $200 million, before deducting offering expenses of $12.4 million. The February 2024 PIPE Financing closed on February 20, 2024. One of the Company’s directors, Mr. Gerald Brunk, is a managing director of Lumira Ventures (“Lumira”), and certain entities affiliated with Lumira were party to the February 2024 Subscription Agreements, purchasing an aggregate of 800,000 Common Shares for a total price of $8.0 million in the February 2024 PIPE Financing.

October 2024 PIPE Financing

On October 24, 2024, the Company entered into subscription agreements (collectively, the “October 2024 Subscription Agreements”) with the investors named therein, for the private placement (the “October 2024 PIPE Financing”) of 6,758,311 Common Shares of the Company, at a price of $8.90 per share. The aggregate gross proceeds from the October 2024 PIPE Financing were $60.1 million, before deducting offering expenses of $3.8 million. The October 2024 PIPE Financing closed on October 29, 2024. Two of the Company’s directors, Messrs. Jasper Bos and Wouter Joustra, are general partners of Forbion, and an entity affiliated with Forbion was party to one of the October 2024 Subscription Agreements, purchasing an aggregate of 561,797 Common Shares for a total price of approximately $5.0 million in the October 2024 PIPE Financing.

Director Indemnification

enGene has entered into indemnification agreements with each of its directors and certain of its executive officers, which require enGene to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Canadian law and the BCBCA against liabilities that may arise by reason of their service to enGene or at enGene's direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policies and Procedures for Related Party Transactions

Pursuant to the mandate of the Board, the Board has authorized the audit committee to review and approve transactions between the Company and its officers, directors, principal shareholders and affiliates and any other related party, in accordance with the terms of the Company’s Code of Conduct.

Indebtedness of Directors, Executive Officers and Employees

None of our directors, executive officers, employees, former directors, former executive officers or former employees and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

Interests of Management and Others in Material Transactions

Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended October 31, 2024 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2 - APPROVAL OF THE 2025 EMPLOYEE STOCK PURCHASE PLAN PROPOSAL

We are asking our shareholders to approve a proposal to adopt the enGene Holdings Inc. 2025 Employee Stock Purchase Plan (the “ESPP”) pursuant to which 2,000,000 Common Shares will be reserved for issuance. The share reserve may be adjusted (and additional or fewer shares may be issued) as described in more detail in the section titled “Shares Subject to the ESPP” below. If approved by the shareholders, the ESPP will become effective as of the date of the shareholder approval.

The ESPP is designed to allow eligible employees of the Company, enGene Inc., enGene USA, Inc. and any other participating subsidiaries (subsequently designated as such) to purchase common shares at a discount at designated periods through their accumulated payroll deductions.

The Board of Directors believes that it is in the best interests of the Company to provide our employees with the opportunity to acquire an ownership interest in the Common Shares through their participation in the ESPP and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the shareholders.

The adoption of the ESPP is being submitted for shareholder approval in order for us to comply with the shareholder approval requirements of NASDAQ and the requirements of Section 423 of the Internal Revenue Code.

At the Meeting, shareholders will be asked to consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the ESPP.

Summary of enGene Holdings Inc. 2025 Employee Stock Purchase Plan

The following is a summary of the principal features of the ESPP. The summary, however, is not intended to be a complete description of all the provisions of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP. A copy of the ESPP is attached as Schedule B to this Proxy Statement.

Administration

The ESPP will be administered by a committee, designated by the Board of Directors called the “Plan Administrator.” The Plan Administrator has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP.

Shares Subject to the ESPP

The number of Common Shares reserved for issuance under the ESPP will be limited to 2,000,000 shares. The shares issuable under the ESPP will be made available from authorized but unissued common shares. Shares that are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the ESPP will generally be available for subsequent offering periods under the ESPP.

Should any change be made to the number or kind of Common Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, merger, amalgamation, arrangement, reorganization, reclassification or change in par value, or other change affecting the outstanding common shares as a class without the Company’s receipt of consideration or should the value of the outstanding Common Shares be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments will be made to (i) the maximum number and kind of Common Shares available for issuance under the ESPP, (ii) the maximum number and kind of Common Shares purchasable per participant during any offering period and on any one purchase date during that offering period, (iii) the number and kind of Common Shares in effect under each outstanding purchase right, (iv) the number and kind of Common Shares issued and to be issued under the ESPP, and (v) the price per share in effect under each outstanding purchase right. The adjustments will be made in such manner as the Plan Administrator deems appropriate and such adjustments shall be final, binding and conclusive.

The Plan Administrator may also determine for any offering period, the maximum number of shares that any one participant may acquire; provided that if such a determination is not made prior to the start date for an offering period, such maximum number of shares shall be 2,000 shares,

Purchase Periods and Purchase Rights

Common Shares will be offered for purchase under the ESPP through offering periods, which will be of such duration (not to exceed 27 months) as determined by the Plan Administrator. Unless the Plan Administrator determines otherwise, the offering will be a series of successive six month purchase periods commencing on February 1 and August 1, and ending on July 31 and January 31 of each calendar year.

On the start date of each purchase period, each participant will be granted a purchase right to acquire Common Shares on the last day of such purchase period, subject to certain limitations described below.

Eligibility and Participation

Each employee of the Company and each Participating Subsidiary who satisfies the ESPP’s eligibility criteria will be eligible to participate in any purchase period implemented under the ESPP. Generally, subject in all respects to the limits under the ESPP, the eligibility rules are as follows: (i) the employee must not own 5% of the Company’s common shares; (ii) there is a service requirement of 30 days, which may be waived or increased by the Plan Administrator for any specific purchase period; (iii) the employee must regularly work more than 20 hours per week, which hours-based requirement may be waived or reduced by the Plan Administrator to a service requirement not to exceed two years; and (iv) the employee must be employed more than 5 months per calendar year, which requirement may be waived or reduced by the Plan Administrator. In addition, the Plan Administrator may exclude employees who are “highly compensated” as defined under Section 414(q) of the Internal Revenue Code or are members of a union or collective bargaining organization that has not elected for its members to be eligible to participate in the ESPP. A “Participating Subsidiary” includes enGene Inc. and enGene USA and any other subsidiary of the Company, whether any such entity is currently a subsidiary or subsequently acquired or is subsequently established at any time during the term of the ESPP, which has been authorized by the Plan Administrator to be a participating company under the ESPP.

To participate in a particular purchase period, an eligible employee must complete and file the requisite enrollment, payroll deduction and other forms prescribed by the Plan Administrator on or before the start date of that purchase period. Once an eligible employee timely submits the properly completed enrollment forms, the eligible employee’s participation in the ESPP will remain in effect from one purchase period to the next in accordance with the payroll deduction authorization unless and until such eligible employee withdraws from the ESPP, changes the rate of the payroll deduction, or the eligible employee’s employment status changes.  No enrollment may occur while a trading prohibition exists under the Company’s insider trading policy pursuant to which directors, officers, employees and other personnel of the Company are prohibited from trading in securities of the Company during regularly scheduled and additional black-out periods (the “Insider Trading Policy”).

As of April 29, 2025, approximately 73 employees would have been eligible to participate in the ESPP had it been in effect on such date.

Payroll Deductions and Share Purchases

Each participant may authorize periodic payroll deductions in any flat dollar amount, which amount shall not be less than five dollars ($5.00), or any multiple of one percent (1%) of the participant’s base salary during each purchase period within the offering period, up to a maximum of the lesser of twenty-five thousand dollars ($25,000) or ten percent (10%) of the participant’s base salary, unless the Plan Administrator establishes a different maximum percentage.

The accumulated contributions will automatically be applied to the acquisition of common shares at the end of each purchase period. Accordingly, on each such purchase date (the last business day of each purchase period), each participant’s payroll deductions accumulated for the purchase period ending on that purchase date will automatically be applied to the purchase of whole shares at the purchase price in effect for the participant for that purchase date. Unused payroll deductions remaining in a participant’s account at the end of a purchase period by reason of the inability to purchase a fractional share shall be carried forward to the next purchase period.  The first purchase under the ESPP is expected to occur on July 31, 2026.

Purchase Price

The purchase price of the common shares acquired on each purchase date will be 85 percent of the lower of (i) the fair market value per share of the Company’s common shares on the start date of the offering period or (ii) the fair market value per share of the Company’s common shares on the purchase date. The Plan Administrator may, prior to the start of any offering period, establish a higher purchase price per share for that offering period.

The fair market value per common share of the Company on any particular date under the ESPP will be the closing sales price per common share of the Company during regular trading hours on such date on the stock exchange determined by the Plan Administrator to be the primary market for the Company’s common shares at that time, as such price is fully quoted in the composite tape of transactions on such exchange (or if there is no closing sales price on such date, then the closing sales price per share during regular trading hours on the last preceding date for which a sale was reported will be used).

On April 29, 2025, the fair market value of the Company’s common shares determined on such basis was $4.00 per share, the closing price per share on that date on Nasdaq.

Special Limitations

The ESPP imposes certain limitations upon a participant’s rights to acquire common shares, including the following limitations:

•
Purchase rights granted to a participant may not permit such individual to purchase more than twenty-five thousand dollars ($25,000) worth of the Company’s common shares (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

•
Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, common shares possessing five percent or more of the total combined voting power or value of all classes of the Company’s outstanding shares or the outstanding shares of any of the Company’s affiliates.

Termination of Purchase Rights

The participant may withdraw from the ESPP no later than 15 days (or such other period as determined by the Plan Administrator) prior to a purchase date for an offering period, and the participant’s accumulated payroll deductions for the purchase period in which that purchase date occurs will, at the participant’s election, either be applied to the purchase of shares on the next purchase date or be refunded immediately.

The participant’s purchase right will immediately terminate upon the participant’s cessation of employment or loss of eligible employee status. Any payroll deductions or other permitted contributions which the participant may have made for the purchase period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common shares. In the event that the participant ceases to remain in active service and has an approved unpaid leave of absence, then the participant may elect to withdraw all of the payroll deductions collected to date on the participant’s behalf for the applicable purchase period or have such funds held for the purchase of shares on the participant’s behalf on the next scheduled purchase date. In no event will payroll deductions be collected on the participant’s behalf during such leave. If the participant returns to active services following an approved unpaid leave of absence with within three months following the commencement of such leave or prior to the expiration of any longer applicable statutory or contractual period providing for reemployment rights by, the participant’s payroll deductions under the ESPP will automatically resume at the rate in effect at the time the leave began, unless the participant withdraws from the ESPP prior to the participant’s return. An individual who returns to active employment following a leave of absence which exceeds these time periods will be treated as a new employee for purposes of participation in the ESPP and must accordingly re-enroll in the ESPP on or before the applicable start date for the offering period.

Shareholder Rights

No participant will have any shareholder rights with respect to the shares covered by the participant’s purchase rights until the shares are actually purchased on the participant’s behalf and the participant has become a holder of record of the purchased shares.

Assignability

No purchase rights will be assignable or transferable by the participant (other than by will or the laws of descent), and the purchase rights will be exercisable only by the participant.

Change of Control

In the event of a change of control during an offering period, unless otherwise determined by the Plan Administrator, each outstanding purchase right will terminate as of a date prior to the effective date of the change of control and all accumulated payroll deductions of each participant for the purchase period in which the change of control occurs (and not previously applied to the purchase of shares) shall be refunded to the participant.

For purposes of the ESPP, “change of control” has the meaning given to such term (or the analogous term) in the Company’s Amended and Restated 2023 Incentive Equity Plan or any successor equity compensation plan.

 Share Pro-Ration

Should the total number of common shares to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the ESPP, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common shares pro-rated to such individual, will be refunded.

Amendment and Termination

The ESPP will terminate upon the earliest to occur of (i) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change of control.

The Company’s Board of Directors may alter or amend the ESPP at any time; provided that no alteration or amendment may occur while a trading prohibition exists under the Company’s Insider Trading Policy and provided further that the Board of Directors shall not alter or amend the ESPP without shareholder approval if such approval is required in order to comply with the Internal Revenue Code or other applicable law, or to comply with applicable stock exchange requirements.

Foreign Participants

The  Plan Administrator may establish subplans, addenda or procedures under the ESPP and any enrollment agreement or take any other necessary or appropriate action to address applicable law, including (i) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (ii) listing and other requirements of any non-U.S. securities exchange and (iii) any necessary local governmental or regulatory exemptions or approvals.

New Plan Benefits

The ESPP will not become effective unless it is approved by the shareholders at the annual meeting and no purchase rights have been granted under the ESPP.

Summary of Tax Consequences

The following discussion is a summary of the principal United States and Canadian federal income tax consequences relating to the ESPP to a participant who is granted an option to purchase as a result of their employment with the Company (including an officer or director). Participants should consult with their own tax advisors and should not rely upon this summary.

United States Participants

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15 percent of the fair market value of the shares on the start date of that offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of death, then the participant will recognize ordinary income at such time equal to the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15 percent of the fair market value of the shares on the start date of the offering period in which those shares were acquired.

Canadian Participants

The grant of an option to purchase common shares under the ESPP will not result in an employee’s realization of taxable income. Rather, at the time of purchase of a common share pursuant to such option to purchase, the participant will have an income inclusion equal to the excess of the fair market value of the common shares purchased over the purchase price.

A participant’s tax basis in the common shares received will be equal to the amount paid on purchase pursuant to the ESPP plus the income inclusion set out in the previous paragraph. If common shares acquired under the ESPP are later disposed of, then the difference between the sales price and a participant’s tax basis will be a taxable capital gain to the participant, one-half of which would be currently included in a participant’s income for the taxation year in which the disposition occurs.

Vote Required

The affirmative vote of the holders of common shares representing a majority of the votes cast by the holders of common shares present or represented by proxy at the Meeting is required for approval of this Proposal No. 2. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED THAT

1.	the Company’s proposed employee stock purchase plan (the “ESPP”), as more particularly described in the Proxy Statement of the Company dated May 9, 2025, be and is hereby authorized and approved; and

2.
any director or officer of the Company be, and is hereby, authorized and directed to execute and deliver for and in name of and on behalf of the Company, whether under its corporate seal or not, all such certificates, instruments, agreements, documents and notices and to do all such other acts and things as in such person’s opinion may be necessary or desirable for the purpose of giving effect to this ordinary resolution.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 2 TO APPROVE THE IMPLEMENTATION OF THE ESPP.

PROPOSAL 3 - APPOINTMENT AND REMUNERATION OF AUDITORS

Our independent registered public accounting firm is KPMG LLP, Montreal, Canada, Auditor Firm ID: 85 (“KPMG”).  The members of our audit committee and our Board believe the continued retention of KPMG as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of KPMG are expected to attend the Meeting and be available to answer appropriate questions from shareholders. They will also have the opportunity to make a statement if they desire to do so.

Principal Independent Accountant Fees and Services

KPMG has served as our independent registered public accounting firm since 2021.

The following table presents fees for professional audit services rendered by KPMG for the services described in the table.  Fees disclosed below include fees actually billed or expected to be billed for services pertaining to the applicable fiscal year.  The amounts were billed in Canadian dollars and translated at an average rate of 1.3698 for fiscal 2024 and 1.3487 for fiscal 2023.  The figures below are presented in US dollars.

	2024 (US$)	2023 (US$)
Audit fees(1)	934,000	1,983,000
Audit-related fees(2)	—	—
Tax fees(3)	49,000	744,000
All other fees(2)	—	—
Total	983,000	2,727,000

(1)
Audit fees consisted of professional services rendered for the audit of our consolidated financial statements, reviews of interim financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were no audit-related or other fees incurred in 2024 or 2023.
(3)	Tax fees consisted of services related to tax compliance, including the preparation of tax returns, tax planning, and advice.

Audit Committee Pre-approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.  In considering whether to pre-approve any non-audit services, our audit committee shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2024 and 2023 fiscal years, no services were provided to us by KPMG other than in accordance with the pre-approval policies and procedures described above.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by enGene under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management enGene’s audited financial statements as of and for the year ended October 31, 2024.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based on these reviews and discussions, the audit committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2024, as filed with the SEC on December 19, 2024.

Audit Committee of the Board of Directors
Lota S. Zoth (Chair)
Richard Glickman
Gerald Brunk

EXECUTIVE OFFICERS

The following table sets forth, as of May 9, 2025, certain information regarding our executive officers who are responsible for overseeing the management of our business.

Name	Age	Position
Named Executive Officers
Ronald H.W. Cooper	61	Chief Executive Officer, President and Director
Dr. Anthony T. Cheung	54	Chief Scientific Officer
Joan Connolly	56	Chief Technology Officer
Ryan Daws	51	Chief Financial Officer
Lee G. Giguere	45	Chief Legal Officer and Corporate Secretary
Dr. Alexander Nichols	40	Chief Strategy and Operations Officer
Dr. Raj S. Pruthi	58	Chief Medical Officer

The following is biographical information for our executive officers, other than Mr. Cooper, whose biographical information is included above.

Dr. Anthony T. Cheung co-founded our Company and has served enGene and enGene Inc. in various capacities since the company’s inception. Dr. Cheung currently serves as Chief Scientific Officer, a role he has held since October 21, 2024, and previously served as Chief Technology Officer of enGene from August 7, 2023 to October 21, 2024, and served in that same capacity for enGene Inc. since July 2018. From February 2013 to July 2018, Dr. Cheung served as the President and Chief Executive Officer of enGene Inc. From May 2011 to February 2013, Dr. Cheung served as Interim Chief Executive Officer. From March 2004 to May 2011, Dr. Cheung served as the Chief Scientific Officer of enGene Inc. From November 1999 to February 2015, Dr. Cheung served as the Corporate Secretary of enGene Inc., and from November 1999 to March 2004, Dr. Cheung served as its President and Chief Executive Officer. Dr. Cheung has co-authored numerous book chapters, review articles and peer-reviewed journals, and is named inventor on numerous patents, in the areas of gene therapy and polymer chemistry. Dr. Cheung holds a B.Sc. from University of British Columbia and a Ph.D. in Physiology from the Tulane University School of Medicine.

Joan Connolly has served as Chief Technology Officer of enGene since October 21, 2024. Previously, Ms. Connolly served as Chief Technology Officer of Albireo Pharma, Inc. from April 2021 to April 2023, where she oversaw drug substance and product development, clinical supply distribution, commercial supply chain and quality. Prior to Albireo, she served as Senior Vice President, Technical Operations at Stemline Therapeutics, Inc. from 2013 to 2021. Prior to Stemline Therapeutics, she held senior roles at ImClone Systems Inc., and Bristol-Myers Squibb. Ms. Connolly holds a B.Sc. in Engineering Chemistry from Queen’s University.

Ryan Daws has served as Chief Financial Officer and Head of Business Development of enGene since November 27, 2023. Mr. Daws joined the Company from Obsidian Therapeutics, Inc., where he was Chief Financial Officer and Head of Business Development from July 2019 to November 2023. Prior to that, from June 2017 to March 2019, he served as a Managing Director in the Healthcare Investment Banking Group at Robert W. Baird & Co. with a focus on life sciences companies. Prior to Baird, Mr. Daws was the Chief Financial Officer and Head of Business Development of Concert Pharmaceuticals, Inc. from January 2014 to June 2017, and a life-science-focused investment banker at Stifel, Nicolaus and Company from September 2010 to June 2013. Mr. Daws has a B.Sc. in Finance and an International MBA, both from the University of South Carolina.

Lee G. Giguere has served as Chief Legal Officer and Corporate Secretary of enGene since January 29, 2024. Prior to joining enGene, Mr. Giguere served as Chief Legal Officer of Obsidian Therapeutics, Inc. from November 2021 to January 2024. From September 2019 to November 2021, Mr. Giguere served as Vice President, General Counsel of Chiasma, Inc. (NASDAQ: CHMA), a biopharmaceutical company focused on developing and delivering innovative new treatments to help improve the lives of patients with rare and orphan diseases. Prior to Chiasma, Mr. Giguere worked at Karyopharm Therapeutics Inc. (NASDAQ: KPTI), an oncology-focused pharmaceutical company from July 2018 to September 2019 as Deputy General Counsel and Assistant Secretary, and from September 2016 to July 2018 as Associate General Counsel and Assistant Secretary. From November 2013 to September 2016, Mr. Giguere served as Senior Securities and Governance Counsel at Boston Scientific Corporation (NYSE: BSX), a Fortune 500 medical device company. Mr. Giguere began his professional career in the business law department of Goodwin Procter LLP, where he concentrated his practice on representing public companies in connection with securities law and corporate governance matters and corporate finance transactions. Mr. Giguere holds a J.D. from Northeastern University School of Law and a B.Sc. in Finance from Northeastern University.

Dr. Alexander Nichols has served as Chief Strategy and Operations Officer of enGene since October 21, 2024. He previously served as enGene’s President and Chief Operating Officer from November 1, 2023 to October 21, 2024, and served in that same capacity for enGene Inc. since December 2022. Prior to joining enGene Inc., Dr. Nichols served as President, CEO, and co-founder of Mythic Therapeutics, Inc., a clinical-stage product-platform company developing a pipeline of antibody-drug conjugates (“ADCs”). In this role, Dr. Nichols co-invented the company’s technology platform and lead program, raised more than $130 million across several financing rounds and helped grow the company into an emerging ADC innovator. From November 2014 to September 2016, Dr. Nichols worked as an associate at Flagship Pioneering Inc., where he was part of the co-founding team of Cogen Therapeutics (now Repertoire Immune Medicines). Dr. Nichols holds a B.A. in Biochemistry from Oberlin College and Ph.D. in Biophysics from Harvard University.

Dr. Raj S. Pruthi has served as Chief Medical Officer of enGene since July 22, 2024 and previously served as enGene’s Senior Vice President, Urologic Oncology and Clinical Development from April 9, 2024 to July 22, 2024.  Prior to enGene, he was the Global Medical Affairs Leader, Bladder Cancer and Senior Medical Director, Oncology (Global - Prostate and Bladder Cancer) at Johnson and Johnson Innovative Medicine from September 2022 until March 2024. He actively maintains multiple prominent leadership roles within the urological community. Dr. Pruthi is the Chair of the Advisory Council for Urology of the American College of Surgeons and serves on its Board of Governors. He is currently an Adjunct Professor in the Department of Urology at the Donald and Barbara Zucker School of Medicine at Hofstra University/Northwell, and previously served as Professor and Chair of both the UCSF Department of Urology (from January 2020 to September 2022) and the Department of Urology at the University of North Carolina, Chapel Hill (from 2013 to December 2019). Dr. Pruthi was previously a member of the American Board of Urology (ABU) / American Urological Association (AUA) Examination Committee and is Past-President for the Society of Academic Urology. He served on the Guidelines Committee and helped to develop the AUA Guidelines on the Management of Non-muscle Invasive Bladder Cancer, and also served on the Bladder Cancer Guidelines Committee of the International Consultation on Urological Diseases. Dr. Pruthi holds a B.Sc. in Biology and a B.A. in economics from Stanford University and a M.D. from Duke University School of Medicine and completed his residency and post-graduate training in Urologic Surgery at Stanford University. He also holds a Master of Health Administration from the University of North Carolina at Chapel Hill.

EXECUTIVE COMPENSATION

Executive Compensation Overview

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

The compensation provided to our named executive officers for the fiscal years ended October 31, 2024 and 2023 (“fiscal 2024” and “fiscal 2023,” respectively) is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow this section.

For fiscal 2024, the “named executive officers” and their positions were as follows:

(1) Ronald H.W. Cooper, our Chief Executive Officer and President;

(2) Dr. Raj S. Pruthi, our Chief Medical Officer;

(3) Lee G. Giguere, our Chief Legal Officer and Secretary; and

(4) Jason D. Hanson, our former Chief Executive Officer.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years ended October 31, 2024 and 2023.

Name and Principal Position(1)	Fiscal Year	Salary ($)(2)	Bonus($)(3)	Option Awards ($)(4)	Nonequity Incentive Plan Compensation(5)	All Other Compensation ($)(6)	Total ($)
Ronald H.W. Cooper	2024	196,951	-	7,985,375	246,960	4,526	8,433,812
Chief Executive Officer and President
Raj S. Pruthi, MD, MHA, FACS	2024	253,483	-	2,005,951	200,320	6,305	2,466,059
Chief Medical Officer
Lee G. Giguere	2024	312,735	137,150	2,698,001	147,862	7,701	3,303,449
Chief Legal Officer & Secretary
Jason D. Hanson	2024	427,283	-	-	-	571,946	999,299
Former Chief Executive Officer	2023	442,337	-	1,536,357	204,340	9,900	2,192,934

1)
Messrs. Cooper and Giguere and Dr. Pruthi were not named executive officers during fiscal 2023. Mr. Cooper began employment with the Company on July 22, 2024 and Mr. Giguere on January 29, 2024. Dr. Pruthi began employment on April 8, 2024 as Senior Vice President, Urologic Oncology and Clinical Development and was promoted to Chief Medical Officer on July 22, 2024. Mr. Hanson’s employment ended on July 22, 2024 pursuant to the terms of his Transition Agreement. See “- Employment Arrangements with our Named Executive Officers - Hanson Transition Agreement.”

2)	The fiscal 2024 base salary of each named executive officer represents his prorated base salary.
3)
The fiscal 2024 bonus for Mr. Giguere represents a $137,150 sign-on bonus paid in connection with the commencement of his employment. See “- Employment Arrangements with our Named Executive Officers - Lee G. Giguere.”

4)
The amount reported represents the aggregate grant date fair value of the stock options awarded to Messrs. Cooper and Giguere and Dr. Pruthi during fiscal 2024 and to Mr. Hanson in fiscal 2023, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 13 to our consolidated financial statements as of and for the years ended October 31, 2024 and 2023 in the Original Form 10-K. The amount reported in this column reflects the grant date accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by Messrs. Cooper, Giguere and Hanson and Dr. Pruthi upon the vesting of their stock options or any sale of the shares, which depends on the market value of our Common Shares on a date in the future.

5)
The amounts in the “Nonequity incentive plan compensation” column represent annual cash incentive compensation amounts awarded to the named executive officers by enGene’s compensation committee, as detailed in “- Cash Incentive Compensation” below.

6)
For fiscal 2024, “all other compensation” includes the following: (a) 401(k) employer matching contributions in the amounts of $2,632, $4,082, $6,159 and $10,350 for Mr. Cooper, Dr. Pruthi, Mr. Giguere and Mr. Hanson, respectively, (b) life insurance premiums in the amounts of $213, $91, $304 and $161 for Mr. Cooper, Dr. Pruthi, Mr. Giguere and Mr. Hanson, respectively, and (c) supplemental disability premiums in the amounts of $1,681, $2,132, $1,239 and $2,239 for Mr. Cooper, Dr. Pruthi, Mr. Giguere and Mr. Hanson, respectively. In addition, in fiscal 2024, pursuant to the Hanson Transition Agreement (as defined herein) described below, Mr. Hanson’s “all other compensation” includes the payment to him of $390,000 in connection with a 2024 target bonus pursuant to the terms of the Hanson Transition Agreement, $44,196 of fees paid or accrued for the continuation of health insurance, and $125,000 of fees paid or accrued for his post-employment consulting. For fiscal 2023, the amount of “all other compensation” reported for Mr. Hanson represents 401(k) employer matching contributions.

Narrative Disclosure to Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the fiscal year ended October 31, 2024, the annualized base salary for each of Mr. Cooper, Mr. Giguere and Mr. Hanson, was $700,000, $410,000, and $590,000, respectively, and, following Dr. Pruthi’s promotion to Chief Medical Officer on July 22, 2024, his annualized base salary was $460,000.

Cash Incentive Compensation

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations. Cash bonuses are earned by our executives based on the achievement of overall company performance criteria over the course of each calendar year (not fiscal year). Accordingly, amounts for each of the Company’s named executive officers in the “Nonequity incentive plan compensation” column for fiscal 2024 and fiscal 2023 were awarded as a result of the achievement of certain performance measures over calendar years 2024 and 2023.  The company performance criteria for calendar years 2024 and 2023 included operational goals in the areas of the clinical development of detalimogene voraplasmid, or detalimogene, potential indications for detalimogene or the DDX platform, manufacturing of detalimogene, financing activity and building the corporate organization and corporate brand. For 2024, the compensation committee determined that overall corporate performance was achieved based on an assessment of the pre-established 2024 corporate goals and determined to grant cash incentive compensation awards to our named executive officers for 2024 in the amounts of $246,960, $200,320 and $147,862 to Mr. Cooper, Dr. Pruthi and Mr. Giguere, respectively.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Executive grants are typically negotiated in connection with their hiring. In connection with the hiring of our named executive officers in fiscal 2024, we awarded stock options for Common Shares in the amounts of 1,250,000, 125,000 and 225,000 to Mr. Cooper, Dr. Pruthi and Mr. Giguere, respectively, and awarded a stock option for Common Shares in the amount of 110,000 to Dr. Pruthi in connection with his promotion to Chief Medical Officer. The stock options granted to our named executive officers each have a 10-year term and vests over four years, with 25% of the underlying shares vesting on the one-year anniversary of the grant date or employment commencement date, as applicable, and the remainder vesting in equal amounts monthly for three years thereafter, subject to the named executive officer’s continued service as an employee of, or other service provider to, the Company through the applicable vesting dates.

Employment Arrangements with our Named Executive Officers

Ronald H.W. Cooper

On July 22, 2024, in connection with Mr. Cooper’s appointment as Chief Executive Officer, enGene USA, Inc., an indirect, wholly-owned subsidiary of the Company (“enGene USA”), Mr. Cooper entered into an employment agreement (the “Cooper Employment Agreement”). The Cooper Employment Agreement has no fixed term and is terminable at will. Mr. Cooper is entitled under the Cooper Employment Agreement to an annual base salary of $700,000, an annual 60% bonus opportunity, and to participate in enGene USA’s employee benefit plans. In addition, the Cooper Employment Agreement provided for the grant to Mr. Cooper of an inducement equity award consisting of a non-qualified stock option to purchase 1,250,000 Common Shares. The Company granted the stock option to Mr. Cooper on July 22, 2024 at an exercise price per share of $8.81. The agreement to grant the stock option was an inducement material to Mr. Cooper’s entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). While the stock option was granted outside of the Company’s Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan, it has terms and conditions consistent with those set forth under the plan.

Pursuant to the Cooper Employment Agreement, (a) upon the termination of Mr. Cooper’s employment by enGene USA without Cause (as defined in the Cooper Employment Agreement) or by Mr. Cooper for Good Reason (as defined in the Cooper Employment Agreement), Mr. Cooper is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination, and (v) acceleration and vesting of any then unvested equity awards that are subject to performance-based vesting; and (b) upon the termination of Mr. Cooper by enGene USA without Cause or by Mr. Cooper for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Cooper is entitled to receive post-termination severance benefits from enGene USA consisting of (i) eighteen months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) eighteen months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested equity awards, regardless of any restriction with respect to time, performance or other restrictions.

In addition, pursuant to the Cooper Employment Agreement, Mr. Cooper has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter, or eighteen months, if such termination occurs during a change in control period.

As an employee of the Company, Mr. Cooper will not receive any separate compensation for his service on the Board.

Raj S. Pruthi

On July 16, 2024, in connection with Dr. Pruthi’s promotion to Chief Medical Officer, enGene USA and Dr. Pruthi entered into an employment agreement (the “Pruthi Employment Agreement”) to be effective as of July 22, 2024. The Pruthi Employment Agreement has no fixed term and is terminable at will. Mr. Pruthi is entitled to, under the Pruthi Employment Agreement, an annual base salary of $460,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans. In addition, the Pruthi Employment Agreement provided for the grant to Dr. Pruthi of a stock option to purchase 110,000 Common Shares. The Company granted the stock option to Dr. Pruthi on July 24, 2024 at an exercise price per share of $8.65.

Pursuant to the Pruthi Employment Agreement, (a) upon the termination of Dr. Pruthi’s employment by enGene USA without Cause (as defined in the Pruthi Employment Agreement) or by Dr. Pruthi for Good Reason (as defined in the Pruthi Employment Agreement), Dr. Pruthi is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Dr. Pruthi by enGene USA without Cause or by Dr. Pruthi for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Dr. Pruthi is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Pruthi Employment Agreement, Dr. Pruthi has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.

Lee G. Giguere

On April 22, 2024, enGene USA and the Company’s Chief Legal Officer, Lee G. Giguere, entered into an employment agreement (the “Giguere Employment Agreement”) to be effective as of January 29, 2024. The Giguere Employment Agreement has no fixed term and is terminable at will. Mr. Giguere is entitled to, under the Giguere Employment Agreement, an annual base salary of $410,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans. Mr. Giguere is also entitled to a cash signing bonus in the amount of $137,150, which was paid in the first regular payroll period following Mr. Giguere’s commencement of employment, and which shall be deemed earned upon completion of one full year of active employment with the Company. Additionally, Mr. Giguere was eligible to receive a grant of an option to acquire 225,000 Common Shares at an exercise price equal to the fair value of such Common Shares on the grant date and which shall vest at 25% on the first anniversary of his employment commencement date, with the remaining portion to vest monthly over the remaining three years. The Company granted the stock option to Mr. Giguere on March 15, 2024 at an exercise price per share of $16.85.

Pursuant to the Giguere Employment Agreement, (a) upon the termination of Mr. Giguere’s employment by enGene USA without Cause (as defined in the Giguere Employment Agreement) or by Mr. Giguere for Good Reason (as defined in the Giguere Employment Agreement), Mr. Giguere is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Giguere by enGene USA without Cause or by Mr. Giguere for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Giguere is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Giguere Employment Agreement, Mr. Giguere has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.

Jason D. Hanson

On November 8, 2023, enGene USA and the Company’s then Chief Executive Officer, Jason Hanson, entered into an employment agreement (the “Hanson Employment Agreement”) to be effective as of November 1, 2023. The Hanson Employment Agreement replaced the prior employment agreement between Mr. Hanson and enGene Inc., dated as of July 9, 2018, which agreement governed Mr. Hanson’s compensation arrangements for fiscal year 2022.

The Hanson Employment Agreement had no fixed term and was terminable at will, and entitled Mr. Hanson to an annual base salary of $590,000, an annual 55% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.

The Hanson Employment Agreement provided that, (a) upon the termination of Mr. Hanson’s employment by enGene USA without Cause (as defined in the Hanson Employment Agreement) or by Mr. Hanson for Good Reason (as defined in the Hanson Employment Agreement), Mr. Hanson would be entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Hanson by enGene USA without Cause or by Mr. Hanson for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Hanson would be entitled to receive post-termination severance benefits from enGene USA consisting of (i) eighteen months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) eighteen months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Hanson Employment Agreement, Mr. Hanson agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which were to run while employed and for twelve months thereafter, or eighteen months, if such termination were to occur during a change in control period.

 Hanson Transition Agreement

As previously disclosed, in February 2024, Mr. Hanson notified the Company of his intention to resign due to personal reasons, pending a successful search for his successor. In connection with Mr. Hanson’s planned resignation, on February 13, 2024, enGene USA entered into a Transition and Modified Employment Agreement (the “Hanson Transition Agreement”) with Mr. Hanson, which amended and modified the Hanson Employment Agreement. On July 23, 2024, enGene USA and Mr. Hanson entered into the Amendment to Transition and Modification Agreement (the “TMA Amendment”), which amended the Hanson Transition Agreement. Under the terms of the Hanson Employment Agreement, as amended by the Hanson Transition Agreement and the TMA Amendment, upon Mr. Hanson’s voluntary resignation or death or disability and subject to execution and non-revocation of a customary release, Mr. Hanson is entitled to:

(i) twelve months of continued health insurance benefits;

(ii) payment of a 2024 target annual bonus in the amount of $390,000, less applicable taxes and withholdings;

(iii) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and

(iv) extension of the period to exercise his vested equity awards to three years following the later of date of termination of his employment or the date of termination of the Consulting Period (as defined below), but in no event shall the post-termination exercise period of Mr. Hanson’s vested equity awards extend beyond the respective applicable term thereof.

The Hanson Transition Agreement further provided that, in the event Mr. Hanson were to resign upon the appointment by the Company of a new chief executive officer, Mr. Hanson would be immediately engaged in a consulting role to provide transition services as a Senior Strategic Advisor to the Company for a period of at least six months following the effective date of resignation (the “Consulting Period”) in exchange for a monthly fee of $25,000 for the initial six-month Consulting Period, and $500 per hour thereafter, provided that Mr. Hanson need not devote more than fifteen (15) hours per week to providing such transition services.

In connection with the Company’s appointment of Mr. Cooper as the Company’s new Chief Executive Officer on July 22, 2024, Mr. Hanson voluntarily resigned as Chief Executive Officer and was immediately engaged in a consulting role to provide transition services as a Senior Strategic Advisor to the Company.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of October 31, 2024:

Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable		Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date
Ronald H.W. Cooper	7/22/2024	-	(1)	1,250,000	8.81	7/22/2034
Raj S. Pruthi	4/22/2024	-	(2)	125,000	14.80	4/22/2034
	7/24/2024	-	(3)	110,000	8.65	7/24/2034
Lee G. Giguere	3/15/2024	-	(4)	225,000	16.85	3/15/2034
Jason D. Hanson	7/9/2018	137,051	(5)	-	0.88	7/9/2028
	7/30/2019	30,939	(5)	-	0.88	7/30/2029
	8/20/2021	524,544	(5)	-	0.88	8/20/2031
	8/20/2021	10,906	(5)	-	0.88	8/20/2031
	7/7/2023	512,826	(5)	-	4.25	7/7/2033

1)	This option vests at 25% on July 22, 2025 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Mr. Cooper’s continued service.
2)	This option vests at 25% on April 22, 2025 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Dr. Pruthi’s continued service.
3)	This option vests at 25% on July 24, 2025 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Dr. Pruthi’s continued service.
4)	This option vests at 25% on January 29, 2025 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Mr. Giguere’s continued service.
5)	This option is fully vested and exercisable.

Employee Benefit and Equity Compensation Plans

Summary of the Equity Plans

For the fiscal year ended October 31, 2023, executive compensation was under enGene Inc.’s employee stock option plan and equity incentive plan (together, the “enGene Inc. Plans”). Pursuant to the enGene Inc. Plans, stock options to purchase non-voting common shares of enGene Inc. were granted to directors, officers, employees, consultants and members of the scientific advisory board. The enGene Inc. Plans provided for the issuance of Common Share options up to a maximum of 15% of the aggregate issued and outstanding common shares and non-voting common shares of enGene Inc. calculated on an as converted and fully diluted basis. enGene Inc.’s board of directors administered the enGene Inc. Plans. It was enGene Inc.’s policy to establish the exercise price at an amount that approximates (and is no less than) the fair value of the underlying shares on the date of grant as determined by the board of directors.

For the fiscal year ended October 31, 2024, the enGene Inc. Plans have been superseded by the enGene Holdings Inc. Amended and Restated 2023 Incentive Equity Plan (the “Incentive Equity Plan”). The following is a summary of the Incentive Equity Plan.

Type of Awards

The Incentive Equity Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted shares, restricted share units and other share-based awards to employees, non-employee directors, and certain consultants and advisors of enGene or its subsidiaries.

Administration

The Incentive Equity Plan is administered by the compensation committee of the Board or another committee appointed by the Board to administer the Incentive Equity Plan (the “Committee”); provided that any grants to members of the Board must be authorized by a majority of the Board (counting all the Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee (if other than the full Board) must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Shares is at the time primarily traded. The Committee may delegate authority under the Incentive Equity Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, so long as the Chief Executive Officer is also a director on the Board, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or consultants who are not executive officers under Section 16 of the Exchange Act.

Shares Subject to the Incentive Equity Plan

As of April 29, 2025, the number of Common Shares subject to the Incentive Equity Plan was 9,599,016, inclusive of 2,693,763 Common Shares enGene is authorized to issue under the plan, plus 6,905,253 Common Shares that are subject to outstanding grants. The Incentive Equity Plan contains an evergreen provision, pursuant to which, commencing with the first business day of each calendar year, the aggregate number of Common Shares that may be issued or transferred under the Incentive Equity Plan will be increased by a number of Common Shares equal to the lesser of (x) 5% of the issued and outstanding Common Shares, or (y) such lesser number of shares as may be determined by the Committee.

If any options or SARs granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any share awards, share units, or other share-based awards granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) are forfeited, terminated, or otherwise not paid in full, the Common Shares subject to such awards will again be available for purposes of the Incentive Equity Plan. If Common Shares are surrendered in payment of the exercise price of an option, the number of Common Shares available for issuance under the Incentive Equity Plan will be reduced only by the net number of shares actually issued by enGene upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the Incentive Equity Plan, the number of Common Shares available for issuance will be reduced only by the net number of shares actually issued by enGene upon such exercise.

If Common Shares are withheld by enGene in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of Common Shares under the Incentive Equity Plan, the number of Common Shares available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in Common Shares, any Common Shares subject to such awards will also be available for future awards. If enGene repurchases enGene

Common Shares on the open market with the proceeds from the exercise price enGene receives from options, the repurchased shares will not be available for issuance under the Incentive Equity Plan.

Individual Limits for Non-Employee Directors

The maximum aggregate grant date value of Common Shares granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $500,000 in total value; provided, however, that with respect to the year during which a non-employee director is first appointed or elected to the Board, the maximum aggregate grant date value of Common Shares granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period.

Adjustments

In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting Common Shares, the Committee will make adjustments as it deems appropriate in: the maximum number of Common Shares reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the Incentive Equity Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.

Eligibility and Vesting

All of the employees and non-employee directors of enGene are eligible to receive grants under the Incentive Equity Plan. In addition, consultants who perform certain services for enGene may receive grants under the Incentive Equity Plan. The Committee will (i) select the employees, non-employee directors, and consultants to receive grants and (ii) determine the number of Common Shares subject to a particular grant and the vesting and exercisability terms of awards granted under the Incentive Equity Plan.

Options

Under the Incentive Equity Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase Common Shares in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the Incentive Equity Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Incentive Equity Plan cannot be less than the fair market value of a Common Share on the date the option is granted. If an incentive stock option is granted to a 10% shareholder of the total combined voting power of all classes of enGene securities, the exercise price cannot be less than 110% of the fair market value of a Common Share on the date the option is granted.

The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of Common Shares with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; solely with respect to non-qualified stock options, by Common Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

The term of an option cannot exceed 10 years from the date of grant, except that if an incentive stock option is granted to a 10% shareholder of the total combined voting power of all class of enGene securities, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the enGene insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Share Awards

Under the Incentive Equity Plan, the Committee may grant share awards. A share award is an award of Common Shares that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the share award, a participant will have all of the rights of a shareholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to share awards that vest based on performance shall vest if and to the extent that the underlying share award vests, as determined by the Committee. All unvested share awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Share Units

Under the Incentive Equity Plan, the Committee may grant share units to anyone eligible to participate in the Incentive Equity Plan. Share units represent hypothetical Common Shares. Share units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, Common Shares, or a combination thereof, as determined by the Committee. All unvested share units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

Under the Incentive Equity Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a Common Share as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Common Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Common Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Common Shares over the base amount of the SAR. The appreciation of a SAR will be paid in Common Shares, cash, or both.

The term of a SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under our Insider Trading Policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Other Share-Based Awards

Under the Incentive Equity Plan, the Committee may grant other types of awards that are based on, or measured by, Common Shares, and granted to anyone eligible to participate in the Incentive Equity Plan. The Committee will determine the terms and conditions of such awards. Other share-based awards may be payable in cash, Common Shares or a combination of the two, as determined by the Committee.

Dividend Equivalents

Under the Incentive Equity Plan, the Committee may grant dividend equivalents in connection with grants of share units or other share-based awards made under the Incentive Equity Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or Common Shares. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to share units or other share-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying share units or other share-based awards vest and are paid as determined by the Committee.

Change of Control

If enGene experiences a change of control where enGene is not the surviving company (or survives only as a subsidiary of another company), unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms, by the surviving company (or a parent or subsidiary of the surviving company).

If there is a change of control and all outstanding grants are not assumed, or replaced with grants that have comparable terms, by the surviving company, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding share awards, share units, and dividend equivalents immediately lapse;

•	pay participants, in an amount and form determined by the Committee, in settlement of outstanding share units or dividend equivalents;

•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or Common Shares, equal to the difference between the exercise price and the fair market value of the underlying Common Shares; provided, however, if the per share fair market value of Common Shares does not exceed the per share stock option exercise price or SARs base amount, as applicable, enGene will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or

•	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the Incentive Equity Plan occurs if:

•	a person, entity or affiliated group, with certain exceptions, acquires more than 50% of the then outstanding voting securities;

•
enGene merges into, or consummates an amalgamation or arrangement with, another entity unless the holders of voting shares immediately prior to such transaction have at least 50% of the combined voting power of the securities in the combined entity or its parent;

•
enGene merges into, or consummates an amalgamation or arrangement with, another entity and the members of the enGene Board prior to such transaction would not constitute a majority of the board of the combined entity or its parent;

•	enGene sells or disposes of all or substantially all of the assets of enGene;

•	enGene consummates a complete liquidation or dissolution; or

•	a majority of the members of the enGene Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Common Shares that would otherwise be due to the participant in connection with a grant under the Incentive Equity Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All grants under the Incentive Equity Plan are subject to applicable U.S. federal (including taxes under FICA), state, and local, foreign or other tax withholding requirements. enGene may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or enGene may deduct from other wages and compensation paid by enGene the amount of any withholding taxes due with respect to such grant.

The Committee may permit or require that tax withholding obligation with respect to grants paid in Common Shares be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options for no consideration to a permitted assign in compliance with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the Incentive Equity Plan at any time, except that enGene shareholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with shareholder approval, the Incentive Equity Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Incentive Equity Plan.

Shareholder Approval

Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger, an amalgamation, a consolidation, and a spin-off, shareholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a Common Share, in exchange for cash or other securities, each as applicable.

Clawback

All grants under the Incentive Equity Plan (including any proceeds, gains or other economic benefit actually or constructively received upon receipt of any grant or receipt or resale of any Common Shares underlying the grant) will be subject to any applicable policies implemented by the Board, which may be adopted in the future and be amended from time to time, including any clawback or recoupment policies and share trading policies. Additionally, on November 22, 2023, the Board adopted a Clawback Policy consistent with Nasdaq Listing Rule 5608, which requires enGene to recoup incentive-based compensation from current and former executive officers in the event of an accounting restatement, subject to certain exceptions as provided by the Listing Rule.

Performance Measures

Under the Incentive Equity Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of Common Shares subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for enGene may be used by the Committee in establishing performance measures under the Incentive Equity Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for share-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; share price; return on equity or average shareholder equity; total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in shareholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the enGene’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

Retirement Plans

We maintain a US tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a US tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We contribute 3% of an individual’s eligible compensation to the 401(k) Plan irrespective of employee contribution.

We maintain a Canadian tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a Canadian tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We contribute 1.5% to the Registered Retirement Savings Plan (RRSP) irrespective of employee contribution.

DIRECTOR COMPENSATION

We compensate non-employee members of our Board for their service using a combination of cash and equity compensation. Directors who are also employees do not receive any compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of our Board are also reimbursed for travel, lodging, and other reasonable expenses incurred in attending Board or committee meetings. See the “Summary Compensation Table” above for a discussion of our Chief Executive Officers’ compensation and awards granted in the fiscal year ended October 31, 2024.

During the fiscal year ended October 31, 2024, we compensated our non-employee directors pursuant to the non-employee compensation policy established by our Board, upon the recommendation of our compensation committee:

Compensation Type	Amount
Annual Cash Fee
Board of Directors
Independent Chairman or Lead Independent Director	$75,000
All non-employee directors	$40,000
Audit Committee
Chair	$20,000
Non-chair members	$10,000
Compensation Committee
Chair	$18,000
Non-chair members	$9,000
Nominating and Corporate Governance Committee
Chair	$10,000
Non-chair members	$5,000

Initial Stock Option Award(1)	40,000 shares
Annual Stock Option Award(2)	20,000 shares

(1)
This one-time option award is granted following the initial election or appointment of a new director to our Board. The option vests with respect to one-third of the shares on each of the first, second and third anniversaries of the grant date, subject to the director’s continued service. Equity awards to our non-employee directors are subject to the individual limits set forth in the Incentive Equity Plan. See “Employee Benefit and Equity Compensation Plans - Summary of the Equity Plans - Individual Limits for Non-Employee Directors” for more information.

(2)
This option award is granted after each annual meeting of our shareholders, provided that the non-employee director has served on the Board for at least four months preceding the date of the applicable annual meeting, and vests in full on the first anniversary of the grant date, subject to the director’s continued service. Equity awards to our non-employee directors are subject to the individual limits set forth in the Incentive Equity Plan. See “Employee Benefit and Equity Compensation Plans - Summary of the Equity Plans - Individual Limits for Non-Employee Directors” for more information.

The stock options granted to our non-employee directors for service on our Board or its committees have an exercise price equal to the fair market value of the Common Shares on the date of grant, expire ten years after the date of grant, and are subject to the director’s continued service on our Board.

The following table sets forth information concerning the compensation for our non-employee directors during the fiscal year ended October 31, 2024.

Name(1)	Fees earned or paid in cash(2)	Option Awards(3)	Total
Jasper Bos(4)	$41,909	$126,648	$168,557
Gerald Brunk(5)	$71,104	$126,648	$197,752
Dr. Richard Glickman(6)	$81,838	$126,648	$208,486
Paul Hastings(7)	$23,918	$259,993	$283,911
Wouter Joustra(8)	$22,008	$259,993	$282,001
Lota Zoth(9)	$54,327	$630,539	$684,866

(1)
Mr. Cooper and Mr. Hanson each served as a director during the fiscal year ended October 31, 2024 concurrently with their respective service as the Company’s Chief Executive Officer, but did not receive any separate compensation for their services as a director and, consequently, are not included in this table. The compensation paid to our Chief Executive Officers during the fiscal year ended October 31, 2024 is presented in the “Summary Compensation Table” above.

(2)	Amounts represent cash compensation for services rendered by each member of our Board for their services on our Board or a committee thereof.

(3)
The amounts reported in the “Option awards” columns above represent the aggregate grant date fair value of the stock options granted during fiscal 2024 as computed in accordance with FASB ASC Topic 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 13 of “Notes to Consolidated Financial Statements” in the Original Form 10-K for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our option awards. Ms. Zoth was awarded an initial stock option to purchase 40,000 Common Shares on March 24, 2024. Messrs. Bos and Brunk, Dr. Glickman and Ms. Zoth were each awarded an annual stock option to purchase 20,000 Common Shares on June 18, 2024. Messrs. Hastings and Joustra were each awarded an initial stock option to purchase 40,000 Common Shares on June 18, 2024.

(4)	As of October 31, 2024, Mr. Bos held options to purchase 20,000 of our Common Shares of which none were vested on such date.

(5)	As of October 31, 2024, Mr. Brunk held options to purchase 20,000 of our Common Shares of which none were vested on such date.

(6)	As of October 31, 2024, Dr. Glickman held options to purchase 85,761 of our Common Shares of which 65,761 were vested on such date.

(7)	As of October 31, 2024, Mr. Hastings held options to purchase 40,000 of our Common Shares of which none were vested on such date.

(8)	As of October 31, 2024, Mr. Joustra held options to purchase 40,000 of our Common Shares of which none were vested on such date.

(9)	As of October 31, 2024, Ms. Zoth held options to purchase 60,000 of our Common Shares of which none were vested on such date.

Policies and Practices Related to the Grant of Certain Equity Awards

Our Board has adopted guidelines for granting equity-based awards in order to provide a clear and consistent framework for various types of equity awards, including incentive stock options, stock appreciation rights, and share awards. These awards may be granted either under the Incentive Equity Plan or as inducement grants outside of the Incentive Equity Plan. The guidelines are designed to ensure that all equity awards comply with relevant laws and regulations, stock exchange requirements, the Company’s governance policies, and the terms outlined in the Incentive Equity Plan. The guidelines provide for the grant of equity awards in connection with the Company’s annual compensation process, annual grants to directors, in connection with new hires and for promotions, retention or purposes other than annual or new hire grants, and further provide that all such grants may only occur at a time when the Company is not in possession of material nonpublic information.

During fiscal 2024, no named executive officer received a grant of stock options during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (excluding disclosure of any material new option award grant under Item 5.02(e) of Form 8-K).  The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth summary information relating to our 2023 Incentive Equity Plan as of October 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securityholders(1)(2)	4,391,512	$6.17	2,752,889
Equity compensation plans not approved by securityholders(3)	1,643,000	8.69	—
Total	6,034,512	$6.88	2,752,889

(1) On October 31, 2023, upon completion of the Business Combination, the enGene Holdings Inc. 2023 Incentive Equity Plan became effective, which authorized enGene to issue 2,607,943 Common Shares under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. On May 15, 2024, the Company’s shareholders approved the adoption of the Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan, which authorizes enGene to issue 4,554,169 Common Shares under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans.

(2) As part of the Business Combination, the 2,706,941 Common Shares subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans were modified to have the exercises price converted from the Canadian Dollar to the United States Dollar, at the exchange rate in effect on the date immediately prior to the close of the Business Combination.

(3) Consists of Common Shares issuable upon exercise of outstanding stock options granted pursuant to the Nasdaq inducement grant exception as a component of employment compensation for employees. The inducement grants were approved by our compensation committee and were made as an inducement material to employees entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

DIRECTORS’ APPROVAL

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.

DATED May 9, 2025.

BY ORDER OF THE BOARD

/s/ Ronald H. W. Cooper
Ronald H. W. Cooper
Chief Executive Officer, President and Director

SCHEDULE A

ENGENE HOLDINGS INC. MANDATE OF THE BOARD

Adopted October 31, 2023

This Board Mandate (the “Mandate”) has been adopted by the board of directors (the “Board”) of enGene Holdings Inc. (the “Company”).

I.	PURPOSE

The purpose of this Mandate is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

II.	APPLICATION

The Board will be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties. The Board shall have the authority to, at its sole discretion and at the Company’s expense, retain and set the compensation of outside legal or other advisors, as necessary to assist in the performance of its duties and responsibilities.

III.	COMPOSITION AND MEETINGS

The Board shall be comprised of that number of directors as shall be determined from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee of the Board, in accordance with the Company’s constating documents and any agreements or other arrangements concerning the size of the Board. The Board will be comprised of a majority of “independent” directors within the meaning of the applicable listing standards of Nasdaq and National Instrument 58-101 – Corporate Governance Guidelines adopted by the Canadian Securities Administrators; subject to any allowances permitted during the phase-in compliance periods under the Nasdaq Rule 5615(b)(1).

At the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in Section V. The Chair should be an independent director. Where this is not appropriate, an independent director will be appointed to act as “Lead Director”.

The Board may delegate certain matters it is responsible for to the committees of the Board. The Board shall appoint from among its members the members of each committee of the Board, in consultation with the relevant committee of the Board. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

The Board will meet at least quarterly, or more frequently as circumstances dictate. Each director has a responsibility to attend and participate in meetings of the Board. The Board and the Chair may invite any executive, employee or such other person or external advisor as it deems appropriate to attend and participate in any portion of any Board meeting, and may exclude from all or any portion of its meetings any person it deems appropriate in order to carry out its responsibilities. The independent members of the Board will also meet in camera, as required, without the non‐independent directors and members of management before or after each regularly scheduled meeting.

IV.	RESPONSIBILITIES AND DUTIES OF THE BOARD

The Board is responsible for the stewardship of the Company and providing oversight as to the management of the business and affairs of the Company. It is management’s duty to run the Company’s business on a day‐to-day basis. The Board is expected to focus on guidance and strategic oversight, with the goal of increasing long-term shareholder value. In discharging their duties, directors must act honestly and in good faith, with a view to the best interests of the Company. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The responsibilities and duties of the Board shall include the following:

Chief Executive Officer and Officers

•	Appointing the Chief Executive Officer (the “CEO”) and, together with the CEO, developing the roles and responsibilities of the CEO.

•	Delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of the Company.

•	Developing the corporate goals and objectives that the CEO is responsible for meeting and reviewing the performance of the CEO against such corporate goals and objectives.

•	Taking steps to satisfy itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.

•	Succession planning for the CEO and other key personnel.

•	Approving the compensation of the CEO upon recommendation of the Compensation Committee.

Financial Reporting

•	Approving:

i.	the annual financial statements and related Management’s Discussion and Analysis, and their filing and disclosure; and

ii.	the Company’s annual earnings press releases, including any pro forma or non- GAAP information included therein, and their filing and disclosure.

•	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the quality and integrity of the Company’s financial statements;

ii.	the external reporting of the Company’s financial and operating performance in compliance with all regulatory and statutory requirements; and

iii.	the appointment and performance of the external auditor.

Financial Reporting Processes, Accounting Policies and Internal Controls

•	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the adequacy and effectiveness of the Company’s system of internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls; and

ii.	the quality and integrity of the Company’s external financial reporting processes.

Ethical and Legal Compliance and Risk Management

•	Reviewing and approving the Company’s Code of Business Conduct and Ethics.

•	Reviewing and monitoring:

i.	compliance with the Code of Business Conduct and Ethics and other ethical standards adopted by the Company; and

ii.
the Company’s compliance with applicable legal and regulatory requirements, though notwithstanding the foregoing and subject to applicable law, nothing contained in this Mandate is intended to require the Board to ensure the Company’s compliance with applicable laws or regulations.

•
In conjunction with management, identifying the principal risks of the Company’s business and reviewing and monitoring management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Other Responsibilities

•
Adopting a strategic planning process to establish objectives and goals for the Company’s business and reviewing, approving and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals.

•	Reviewing and approving the Company’s financial objectives, plans and actions, including significant capital allocations and expenditures.

•	Reviewing and approving material transactions not in the ordinary course of business.

•
In consultation with management, overseeing and reviewing the Company’s procedures with respect to the Company’s public disclosure, including the Disclosure Policy, to ensure that communications with the public are timely, factual, accurate and broadly disseminated in accordance with all applicable legal and regulatory requirements.

•	Adopting appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

•	In conjunction with the Nominating and Corporate Governance Committee, providing an orientation program for new directors to the Board and continuing education opportunities for all directors.

•	Overseeing the assessment by the Nominating and Corporate Governance Committee, each committee and each director.

•	Developing and overseeing a method for interested parties to communicate directly with the Board.

•	Performing any other activities consistent with this Mandate, the Company’s constating documents, and governing laws that the Board determines are necessary or appropriate.

V.	RESPONSIBILITIES AND DUTIES OF THE CHAIR

The responsibilities and duties of the Chair shall include the following:

•	Providing overall leadership to enhance the effectiveness and performance of the Board, the committees of the Board, and individual directors of the Board.

•	Chair meetings of the Board.

•	Chair the annual general meeting, and any special meetings, of the shareholders.

•
In consultation with the Corporate Secretary, if any, determine the frequency, dates and locations of meetings of the Board and ensure that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

•
In consultation with the CEO, the Chief Financial Officer, the Corporate Secretary, if any, and others as required, review the annual work plan and the meeting agendas so as to bring all required business before the Board.

•	As appropriate, carry out any other or special assignments or any functions as may be requested by the Board or management.

If the Chair is not an independent director then the Lead Director should act as the effective leader of the Board and ensure the Board’s agenda will enable it to successfully carry out its duties.

VI.	LIMITATION ON THE BOARD’S DUTIES

The Board shall discharge its responsibilities, and shall assess the information provided by the Company’s management and any external advisors, including the external auditor, in accordance with its business judgment. Members of the Board are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, the accuracy and completeness of the information provided and representations made by management as to any audit or non-audit services provided by the external auditor.

Nothing in this Mandate is intended or may be construed as imposing on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law. This Mandate is not intended to change or interpret the constating documents of the Company or any federal, provincial, state or exchange law, regulation or rule to which the Company is subject, and this Mandate should be interpreted in a manner consistent with all such applicable laws, regulations and rules. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to shareholders, competitors, employees or other persons, or to any other liability whatsoever.

VII.	REVIEW OF MANDATE

The Nominating and Corporate Governance Committee of the Board will review and reassess the adequacy of this Mandate from time to time and recommend any proposed changes to the Board for approval.

SCHEDULE B

ENGENE HOLDINGS INC.
2025 Employee Stock Purchase Plan

Section 1.            Purpose of the Plan

This enGene Holdings Inc. 2025 Employee Stock Purchase Plan (as in effect and as amended from time to time, the “Plan”) is intended to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in an employee stock purchase plan designed to qualify under Code Section 423 for one or more specified offerings made under the Plan, or where determined appropriate by the Plan Administrator under Section 3(b), outside the requirements of Code Section 423.  The Plan is effective as the Effective Date, subject to shareholder approval.

Section 2.            Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)         “Base Salary” means, unless otherwise specified by the Plan Administrator prior to the start of an offering period, the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in the Plan, plus any pre-tax contributions made by the Participant to any cash-or-deferred arrangement that meets the requirements of Section 401(k) of the Code or any cafeteria benefit program that meets the requirements of Section 125 of the Code, now or hereafter established by the Company or any Subsidiary.  The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions, payments relating to stock options or other equity-based awards and other incentive-type payments and (ii) any and all contributions (other than contributions subject to Sections 401(k) and 125 of the Code) made on the Participant’s behalf by the Company or any Subsidiary under any employee benefit or welfare plan now or hereafter established.

(b)          “Board” means the Company’s Board of Directors.

(c)          “Change of Control” has the meaning given to such term (or analogous term) in the Equity Plan.

(d)          “Code” means the Internal Revenue Code of 1986, as amended.

(e)          “Committee” means the Compensation Committee of the Board.

(f)          “Company” means enGene Holdings Inc. and any successor to all or substantially all of the assets or voting shares thereof.

(g)          “Effective Date” means June 10, 2025, which is the date of the 2025 Annual Meeting of shareholders of the Company where the Plan will be submitted to the Company’s shareholders for approval.

(h)          “Eligible Employee” has the meaning set forth in Section 6(a).

(i)          “Equity Plan” means the Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan (as in effect from time to time) or any successor equity compensation plan thereto.

(j)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)          “Fair Market Value” per Share on any relevant date shall be the closing sales price per Share during regular trading hours on the relevant date on the stock exchange determined by the Plan Administrator to be the primary market for the Shares, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing sales price for the Shares on the relevant date, then the Fair Market Value shall be the closing sales price during regular trading hours on the last preceding date upon which a sale was reported.

(l)         “Insider Trading Policy” refers to the insider trading policy of the Company pursuant to which directors, officers, employees and other personnel of the Company are prohibited from trading in securities of the Company during regularly scheduled and additional black-out periods.

(m)         “Offering Date” means the first date of a Purchase Period or other offering period under the Plan.

(n)          “Participant” means any Eligible Employee of a Participating Company who is actively participating in the Plan.

(o)         “Participating Company” means the Company and each Subsidiary that is authorized, in accordance with Section 6(b) of the Plan, to extend the benefits of the Plan to its Eligible Employees.

(p)          “Plan” has the meaning set forth in Section 1.

(q)        “Plan Administrator” means a committee comprised of directors of the Company, designated by the Board to administer the Plan.  Unless otherwise designated by the Board, the Plan Administrator shall be the Committee as constituted by the Board from time to time.  Either the Board or Committee may act as the Plan Administrator at any time, in which case each reference to Plan Administrator shall be deemed to refer to the Board or Committee, as applicable; provided that, to the extent Committee or Board action is required by any listing standard of any national securities exchange on which Shares are traded, the Committee or Board (as applicable) shall act as the Plan Administrator for such action.

(r)          “Purchase Date” means the last business day of each Purchase Period or other offering period under the Plan.

(s)         “Purchase Period” means the offering period determined according to Section 5, at the end of which there shall be purchased Shares on behalf of each Participant.

(t)          “Shares” means the common shares in the capital of the Company.

(u)         “Subsidiary” means any entity, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary, in which the Company has a greater than fifty percent (50%) ownership interest; provided that: (i) whether an entity is a Subsidiary shall be determined in accordance with Code Section 424; and (ii) a Subsidiary that is a Participating Company for an offering under the Plan that is not designed to comply with the requirements of Code Section 423 may not simultaneously be a Participating Company for an offering that is designed to comply with the requirements of Code Section 423.

Section 3.            Administration of the Plan

(a)         The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate in order to implement the Plan or to comply with the requirements of Section 423 of the Code.  Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

(b)        The Plan Administrator may authorize one or more offerings under the Plan that are not designed to comply with the requirements of Code Section 423 but shall comply with the requirements of the foreign jurisdictions in which those offerings are conducted.  Such offerings shall be separate from any offerings designed to comply with the Code Section 423 requirements but may be conducted concurrently with those offerings.  In no event, however, shall the terms and conditions of any offering contravene the express limitations and restrictions of the Plan except to the extent required by applicable law, and to the extent required by Code Section 423, the Participants in each separate offering shall have equal rights and privileges under that offering in accordance with the requirements of Code Section 423(b)(5) and the applicable Treasury Regulations thereunder.

Section 4.             Shares Subject to Plan; Adjustments; Share Limitations

(a)         The shares purchasable under the Plan shall be Shares, which shall be made available from authorized but unissued Shares.  The number of Shares reserved for issuance under the Plan shall be limited to 2,000,000 Shares.  Shares that for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again, except to the extent prohibited by law or listing standards of an applicable listing exchange, be available for subsequent offering periods under the Plan.

(b)         If there is any change in the number or kind of Shares outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares; (ii) a merger, amalgamation, arrangement, reorganization or consolidation; (iii) a reclassification or change in par value; or (iv) any other extraordinary or unusual event affecting the outstanding Shares as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, then the maximum number and kind of Shares available for issuance under the Plan, the maximum number and kind of Shares purchasable per Participant during any offering period and on any one Purchase Date during that offering period, the number and kind of Shares in effect under each outstanding purchase right, the number and kind of Shares issued and to be issued under the Plan, and the price per Share in effect under each outstanding purchase right shall be equitably adjusted by the Plan Administrator to reflect any increase or decrease in the number of, or change in the kind or value of, the issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding purchase rights.  In addition, in the event of a Change of Control, the provisions of Section 8(i) shall apply.  Any adjustments to outstanding purchase rights shall be consistent with Code Section 424, to the extent applicable.  The adjustments of purchase rights under this Section shall include adjustment of other terms and conditions as the Plan Administrator deems appropriate.  The Plan Administrator shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Plan Administrator shall be final, binding and conclusive.

(c)         The Plan Administrator shall determine, for any offering period, the maximum number of Shares that any one Participant may acquire; provided that if such a determination is not made prior to the Offering Date for an offering period, such maximum number of Shares shall be 2,000 Shares, subject to adjustment set forth in Section 4(b) (the “Individual Limit”); provided, however, that the Plan Administrator may amend such Individual Limit, effective no later than an Offering Date for an offering period, without shareholder approval.  The Individual Limit shall be proportionately adjusted for any offering period of less than six months, and may, at the discretion of the Plan Administrator, be proportionately increased for any offering period of greater than six months.

(d)        The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(i)         the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed;

(ii)      the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Plan Administrator shall, in its absolute discretion, deem necessary or advisable;

(iii)     the obtaining of any approval or other clearance from any state or federal governmental agency that the Plan Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(iv)       the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(v)        the lapse of such reasonable period of time following the exercise of the rights as the Plan Administrator may from time to time establish for reasons of administrative convenience.

Section 5.            Purchase Periods

(a)         Shares shall be offered for purchase under the Plan through offering periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated; provided that, unless the Plan Administrator determines otherwise, the offering shall be a series of successive Purchase Periods with a duration determined according to Section 5(b).

(b)         Unless otherwise determined by the Plan Administrator, an offering period under the Plan will be a single “Purchase Period”. Purchase Periods during which payroll deductions will be accumulated under the Plan shall consist of the six (6) month periods commencing on February 1 and August 1, and ending on July 31 and January 31 of each calendar year, provided that the Plan Administrator may establish different Purchase Periods, from time to time, in advance of their commencement provided that in no event shall a Purchase Period exceed twenty-seven (27) months.

Section 6.            Eligibility

(a)         For the purposes of the Plan, an “Eligible Employee” includes each employee (as defined for purposes of Section 423 of the Code) of a Participating Company who satisfies the following criteria:

(i)       such employee does not, immediately prior to the exercise of any rights under the Plan, own (directly or through attribution) shares possessing five percent (5%) or more of the total combined voting power or value of Shares or of all classes of shares of the Company or any Subsidiary (as determined under section 423(b)(3) of the Code);

(ii)        does not exceed the accrual limit set forth in Section 7(a);

(iii)      has completed thirty (30) days of service with a Participating Company prior to an Offering Date of the applicable offering period; provided that, for any specific offering period, the Plan Administrator may waive this service requirement or increase this service requirement to a service requirement not to exceed two (2) years;

(iv)     is engaged on a regularly-scheduled basis of more than twenty (20) hours per week; provided that, for any specific offering period, the Plan Administrator may waive or decrease the hours required for this hour-based service requirement; and

(v)      whose customary employment is for more than five (5) months per calendar year; provided that, for any specific offering period, the Plan Administrator may waive this service-based requirement or lessen the number of months required.

In addition to the foregoing requirements for eligibility, for any offering period, the Plan Administrator may exclude any employee of a Participating Company who is (x) a “highly compensated employee” as defined within the meaning of section 414(q) of the Code or (y) is a member of a union or collective bargaining organization that has not elected for its members to be eligible to participate in the Plan.

Notwithstanding the foregoing, (A) any exclusion of eligibility shall be applied in an identical manner for a offering period to all employees of Participating Companies and shall be applied in compliance and accordance with Treasury Regulation section 1.423-2(e) and (B) the requirements above shall not apply to employees for whom the application of such requirements would violate applicable law.

(b)         As of the Effective Date, the Company, enGene Inc. and enGene USA, Inc. shall each be a Participating Company.  Prior to the first Purchase Period, the Plan Administrator will designate which other Subsidiaries (if any) may be designated as a Participating Company, and each such Subsidiary will remain a Participating Company until the Plan Administrator revokes such decision.  Each U.S. corporation that is a Subsidiary and that is designated as a Participating Company after the Effective Date shall become a Participating Company effective as of the Offering Date of the first offering period coincident with or next following the date on which it is designated as such by the Plan Administrator, unless the Plan Administrator determines otherwise prior to the Offering Date of that offering period.  Any other corporation that is a Subsidiary as of the Effective Date or becomes a Subsidiary after the Effective Date, and any Subsidiary whose participation in the Plan is delayed by the Plan Administrator under the preceding sentence, shall become a Participating Company when authorized by the Plan Administrator.

(c)        Except as otherwise provided in the Plan, to participate in the Plan for a particular offering period, the Eligible Employee must complete and submit enrollment and payroll deduction authorization or other forms prescribed by the Plan Administrator in accordance with enrollment procedures prescribed by the Plan Administrator (which may include accessing the website designated by the Company and electronically enrolling and authorizing payroll deductions or completing other forms) on or before the Offering Date for the applicable offering period.  No enrollment may occur while a trading prohibition exists under the Company’s Insider Trading Policy. Unless otherwise specified by the Plan Administrator, once an Eligible Employee timely submits the properly completed enrollment forms, the Eligible Employee’s participation in the Plan will automatically remain in effect from one offering period to the next in accordance with the Eligible Employee’s payroll deduction authorization (including the Eligible Employee’s designated rate of payroll deduction) unless and until such Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee, changes the rate of the Eligible Employee’s payroll deduction or the Eligible Employee’s employment status changes.

Section 7.            Payroll Deductions

(a)        Except to the extent otherwise determined by the Plan Administrator, payment for Shares purchased under the Plan shall be effected by means of the Participant’s authorized payroll deduction.  The payroll deductions authorized by the Participant for purposes of acquiring Shares under the Plan may be a flat dollar amount, which amount shall not be less than five dollars (US$5.00), or any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Period within such offering period, up to a maximum of the lesser of twenty-five thousand dollars (US$25,000) and ten percent (10%) of the Base Salary unless the Plan Administrator establishes a different maximum percentage prior to the Offering Date of the applicable offering period (subject to the limitations set forth in the Plan).  The deduction rate so authorized shall continue in effect for the entire offering period except as otherwise provided in the Plan and for changes effected in accordance with the following guidelines:

(i)         The Participant may, at any time during the offering period, reduce the Participant’s rate of payroll deduction to become effective as soon as possible after submitting the appropriate form with the Plan Administrator.  Subject to applicable law, the Participant may not, however, effect more than one such reduction per Purchase Period;

(ii)        The Participant may at any time reduce the Participant’s rate of payroll deduction under the Plan to zero percent (0%).  Such reduction shall become effective as soon as possible after submitting the appropriate form with the Company.  The Participant’s existing payroll deductions shall be applied to the purchase of Shares on the next scheduled Purchase Date unless the Participant’s participation in the Plan has terminated in accordance with Section 8(g); and

(iii)      The Participant may, at any time during the offering period, increase the rate of the Participant’s payroll deduction (up to the maximum percentage limit for that offering period) to become effective for the next offering period.  The Participant may not, however, effect more than one such increase per offering period, provided that a Participant may not proceed with any of the foregoing while a trading prohibition exists under the Company’s Insider Trading Policy.

(b)         Except as otherwise provided in the Plan, payroll deductions shall begin on the first pay day administratively feasible following the Offering Date and shall (unless sooner terminated by the Participant or the Participant ceases to be an Eligible Employee) continue through the pay day ending with or immediately prior to the last day of the offering period.  The payroll deductions collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account unless otherwise required by the terms governing that offering period.  Unless the Plan Administrator determines otherwise prior to the start of the applicable offering period, the amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

(c)        Payroll deductions collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the last day of the Purchase Period in which collected, with such conversion to be based on an exchange rate determined by the Plan Administrator in its sole discretion.  Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant’s behalf are converted into U.S. Dollars on each Purchase Date shall be borne solely by the Participant.

(d)         Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right or eligibility in accordance with the provisions of the Plan.

(e)        The Participant’s acquisition of Shares under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Shares on any subsequent Purchase Date, whether within the same or a different offering period.

Section 8.            Purchase Rights

(a)         Grant of Purchase Right.  A Participant shall be granted a separate purchase right for each offering period in which the Participant participates.  The purchase right shall be granted on the Participant’s Offering Date.  The purchase right shall provide the Participant with the right to purchase Shares on the Purchase Date upon the terms set forth below.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Section 424(d) of the Code) or hold outstanding options or other rights to purchase, shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary.

(b)         Exercise of the Purchase Right.  Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and Shares shall accordingly be purchased on behalf of each Participant (other than any Participants whose payroll deductions have previously been refunded in accordance with the Section 8(g) below) on such Purchase Date.  The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Period on the applicable Purchase Date to the purchase of whole Shares (subject to the limitation on the maximum number of Shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.  Unused payroll deductions remaining in a Participant’s account at the end of a Purchase Period by reason of the inability to purchase a fractional share shall be carried forward to the next Purchase Period.

(c)         Purchase Price.  Effective with the initial Purchase Period commencing following the Effective Date and until such time as otherwise determined by the Plan Administrator, the purchase price per Share at which Shares will be purchased on the Participant’s behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per Share on the Offering Date of the applicable Purchase Period or (ii) the Fair Market Value per Share on the Purchase Date of the applicable Purchase Period.  Notwithstanding the foregoing, the Plan Administrator may, prior to the start of any offering period, establish a higher purchase price per Share for that offering period.

(d)         Number of Purchasable Shares.  The number of Shares purchasable by a Participant on each Purchase Date during the particular offering period in which the Participant is enrolled shall be the number of Shares obtained by dividing the amount collected from the Participant through payroll deductions during the offering period ending with that Purchase Date by the purchase price in effect for that Purchase Date.  However, the maximum number of Shares purchasable per Participant on any one Purchase Date shall be governed by the limitations set forth in the Plan, as adjusted periodically in the event of certain changes in the Company’s capitalization.  In addition, prior to the start of an offering period, the Plan Administrator shall determine the maximum number of Shares purchasable in total by all Participants on any one Purchase Date during that offering period and the maximum number of Shares purchasable in total by all Participants during that offering period, subject to periodic adjustments in the event of certain changes in the Company’s capitalization.  These limitations shall apply for each subsequent offering period, unless otherwise determined by the Plan Administrator.

(e)          Excess Payroll Deductions.  Any payroll deductions not applied to the purchase of Shares on any Purchase Date by reason of any limitation on the maximum number of Shares purchasable by the Participant on the Purchase Date (whether such limitation is pursuant to Section 8(d), Section 9(a) or otherwise) shall be promptly refunded.

(f)         Suspension of Payroll Deductions.  In the event that a Participant is, by reason of the accrual limitations set forth in the Plan, precluded from purchasing additional Shares on one or more Purchase Dates during the offering period in which the Participant is enrolled, then no further payroll deductions for that offering period shall be collected from such Participant with respect to those Purchase Dates.  Such suspension of payroll deductions shall not terminate the Participant’s purchase right for the offering period in which the Participant is enrolled, and the Participant’s payroll deductions shall automatically resume on behalf of such Participant once the Participant is again able to purchase Shares during that offering period in compliance with the accrual limitations set forth in the Plan.  All refunds shall be in the currency in which paid by the Company or applicable Subsidiary.

(g)          Termination of Purchase Right.  The following provisions shall govern the termination of outstanding purchase rights:

(i)       A Participant may, no later than fifteen (15) days (or such other period as determined by the Plan Administrator) prior to a Purchase Date for an offering period, terminate the Participant’s outstanding purchase right by submitting the prescribed form in accordance with procedures prescribed by the Plan Administrator (which may include accessing the website designated by the Company and electronically electing to withdraw). Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant’s election, be immediately refunded (in the currency in which paid by the Company or applicable Subsidiary) or held for the purchase of Shares on the next Purchase Date.  If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the Purchase Period in which such termination occurs shall be refunded (in the currency in which paid by the Company or applicable Subsidiary) to the Participant as soon as possible.

(ii)       The Participant’s termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted.  In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (in accordance with procedures prescribed by the Plan Administrator) on or before the Offering Date for that offering period.

(iii)      Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status, compensation or position) while the Participant’s purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded in the currency in which paid by the Company or applicable Subsidiary.  However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then all the payroll deductions collected to date on the Participant’s behalf for that Purchase Period shall be held for the purchase of Shares on the Participant’s behalf on the next scheduled Purchase Date.  In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave.  Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant is provided with reemployment rights by statute or contract, the Participant’s payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan in accordance with the procedures prescribed herein prior to the Participant’s return.  An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period above will be treated as a new employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (in accordance with procedures prescribed by the Plan Administrator) in order to participate in an offering period, on or before and the applicable Offering Date for such offering period.

(h)         Proration of Purchase Rights.  Should the total number of Shares that are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of Shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available Shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Shares prorated to such individual, shall be refunded.

(i)          Change of Control.  Subject to the Board determining otherwise, in the event that a Change of Control occurs during an offering period, each outstanding purchase right will terminate as of a date prior to the effective date of the Change of Control and all payroll deductions of each Participant accumulated for the Purchase Period in which such Change of Control occurs (and not previously applied to the purchase of Shares) shall be refunded to the Participant and no new offering period shall be initiated following the announcement of such Change of Control.

(j)          ESPP Brokerage Account.  The Plan Administrator shall have the discretionary authority to require that the Shares purchased on behalf of each Participant be deposited directly into a brokerage account, which the Company shall establish for the Participant at a Company-designated brokerage firm (the “ESPP Brokerage Account”).  Except as otherwise provided below, the deposited Shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the Offering Date of an applicable offering period during which the Shares were purchased and (ii) the end of the one (1)-year measured from the actual purchase date of those Shares.  Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms.  Any Shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

The foregoing procedures shall not in any way limit when the Participant may sell the Participant’s Shares.  Those procedures are designed solely to assure that any sale of Shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account.  In addition, the Participant may request a share certificate or Share transfer from the Participant’s ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any Shares held in that account.  However, Shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those Shares have been held for the required holding period.

The foregoing procedures shall apply to all Shares purchased under the Plan by each Participant, whether or not the Participant continues in Eligible Employee status.

(k)         Assignability.  During the Participant’s lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant (other than by will or the laws of descent).

(l)       Shareholder Rights.  A Participant shall have no shareholder rights with respect to the Shares subject to the Participant’s outstanding purchase right until the Shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased Shares.

(m)        Withholding Taxes.  The Company’s obligation to deliver Shares upon exercise of a purchase right under the Plan shall be subject to the satisfaction of all income, employment and payroll taxes, social insurance, national insurance contributions and other contributions, levies, payment on account obligations or other payments required to be collected, withheld or accounted for in connection with the purchase right.

Section 9.            Accrual Limitations

(a)          No Participant shall be entitled to accrue rights to acquire Shares pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Shares accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or any Subsidiary, would otherwise permit such Participant to purchase more than twenty-five thousand dollars (US$25,000) worth of shares of the Company or any Subsidiary (determined on the basis of the Fair Market Value per Share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

(b)          For purposes of applying such accrual limitations, the following provisions shall be in effect:

(i)       The right to acquire Shares under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period for which such right remains outstanding.

(ii)       No right to acquire Shares under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year that the right to acquire Shares under one (1) or more other purchase rights at a rate equal to twenty-five thousand dollars (US$25,000) worth of Shares (determined on the basis of the Fair Market Value per Share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

(c)         If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular offering period, then the payroll deductions that the Participant made during that offering period with respect to such purchase right shall be promptly refunded.

(d)         In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan, or any instrument issued thereunder, the provisions of this Article shall be controlling.

Section 10.          Effective Date and Term of the Plan

(a)          The Plan became effective on the Effective Date.

(b)          Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the date on which all Shares available for issuance under the Plan have been sold pursuant to purchase rights exercised under the Plan or (ii) the date on which all purchase rights are exercised in connection with a Change of Control.  No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

Section 11.           Amendment of the Plan

The Board may alter or amend the Plan at any time; provided, however, that no alteration or amendment may occur while a trading prohibition exists under the Company’s Insider Trading Policy and provided further that the Board shall not alter or amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

Section 12.          General Provisions

(a)         All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any Shares purchased under the Plan.

(b)         Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

(c)         The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions outside the United States or Canada.  The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Plan Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and no Participating Company shall be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(d)       The validity, construction, interpretation and effect of the Plan and offerings and rights issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without giving effect to the conflict of laws provisions thereof.

Section 13.          Provisions for Foreign Participants.

(a)       The  Plan Administrator may establish subplans, addenda or procedures under the Plan and any enrollment agreement or take any other necessary or appropriate action to address applicable law, including (i) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (ii) listing and other requirements of any non-U.S. securities exchange and (iii) any necessary local governmental or regulatory exemptions or approvals.

(b)       By participating in the Plan or accepting any rights under it, each Participant consents to the collection and processing of personal data relating to the participant so that the Company and its Subsidiaries can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and Shares offered or received, purchased or sold under the Plan from time to time and other appropriate financial and other data about the Participant and the Participant’s participation in the Plan.

SCHEDULE OF COUNTRY SPECIFIC TERMS

The terms of the Plan that apply to Participants who work and/or reside in the following jurisdictions shall be amended for the purposes of the Plan as set out below.

In the event of any inconsistency between the terms of this Schedule and the terms set out in the Plan, the terms of this Schedule, as applicable to the Participant, shall prevail.

Canada

Section 8 (g) (iii) of the Plan shall be amended to read:

(g)
Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status, compensation or position) while the Participant’s purchase right remains outstanding, then that purchase right shall immediately terminate on the Termination Date (as defined below), and all of the Participant’s payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded in the currency in which paid by the Company or applicable Subsidiary. For the purpose of the Plan, “Termination Date” means the date on which the participant ceases to be an Eligible Employee for any reason, whether lawful or otherwise (including, without limitation, by reason of resignation, termination for cause/a serious reason, termination without cause/a serious reason, death, frustration of contract or constructive dismissal), without regard to any pay in lieu of notice (whether by lump sum or salary continuance), period for which pay in lieu of notice is payable, benefits continuance, or other termination or severance payments or benefits which the participant may then receive or be entitled to receive, including whether pursuant to contract, the common law or the Civil Code of Québec.  However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then all the payroll deductions collected to date on the Participant’s behalf for that Purchase Period shall be held for the purchase of Shares on the Participant’s behalf on the next scheduled Purchase Date.  In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave.  Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant is provided with return to work or reemployment rights by applicable laws or contract, the Participant’s payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior in accordance with the procedures prescribed herein to the Participant’s return.  An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period above will be treated as a new employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (in accordance with procedures prescribed by the Plan Administrator) in order to participate in an offering period, on or before and the applicable Offering Date for such offering period.

The following term shall be added to the Plan:

Certain Exclusions. A Participant waives all and any rights to compensation or damages for the termination of the Participant’s employment with a Participating Company for any reason whatsoever (including unlawful termination of employment) insofar as those rights arise or may arise from the Participant ceasing to have rights under the Plan as a result of that termination or from the loss or diminution in value of such rights or entitlements. Nothing in the Plan or in any document executed under it will give any person any right to continue in employment or will affect the right of the Participating Company to terminate the employment of any Participant without liability at any time, with or without cause, or will impose on the Participating Company or their respective agents, employees and officers any liability in connection with the loss of a Participant’s benefits or rights under the Plan or as a result of the exercise of a discretion under the Plan for any reason as a result of the termination of the Participant’s employment.

QUESTIONS MAY BE DIRECTED TO BROADRIDGE:

Email: Proxy.request@broadridge.com

North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

CONTROL NO.:➔ PROXY DEPOSIT DATE: June 6, 2025 at 8:30 am EDT
The control number has been assigned to you to identify your shares for voting.You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.
INSTRUCTIONS:1. This Form of Proxy is solicited by and on behalf of management of the issuer. 2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or
• Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.
IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy.If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf.If you vote by Internet or telephone, do not mail back this Form of Proxy.6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommendedon the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee.8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct.11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular.

PROXY FORM

enGene Holdings Inc.

90

MEETING TYPE:	Annual General Meeting		
MEETING DATE:	Tuesday, June 10, 2025 at 8:30 am EDT		
RECORD DATE:	April 29, 2025		
PROXY DEPOSIT DATE:	June 6, 2025 at 8:30 am EDT	CUID:	
ACCOUNT NO:		CUSIP:	

CONTROL NO.: →

STEP 2 — APPOINT A PROXY (OPTIONAL)

Change Appointee

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX

→ [ ]

MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE

→ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

E-R1

STEP 3 — COMPLETE YOUR VOTING DIRECTIONS

Item	FOR	AGAINST	WITHHOLD / ABSTAIN
1A Election of Director: Gerald Brunk	☐		WITHHOLD ☐
1B Election of Director: Dr. Richard Glickman	☐		WITHHOLD ☐
02 To consider, and if deemed advisable, pass an ordinary resolution approving a proposal to adopt the enGene Holdings Inc. 2025 Employee Stock Purchase Plan described in the Proxy Statement.	☐	☐	ABSTAIN ☐
03 To appoint KPMG LLP as the Company's auditor for the ensuing year and authorize the directors to approve the renumeration to be paid to the auditor.	☐		WITHHOLD ☐

STEP 4 — THIS DOCUMENT MUST BE SIGNED AND DATED

SIGNATURE(S) **"INVALID IF NOT SIGNED"**

M M D D Y Y

PROXY FORM enGene Holdings Inc.Annual General MeetingMEETING TYPE:Tuesday, June 10, 2025 at 8:30 am EDTMEETING DATE:
April 29, 2025 RECORD DATE: June 6, 2025 at 8:30 am EDTPROXY DEPOSIT DATE: ACCOUNT NO:CUID: CUSIP:CONTROL NO.: ➔
APPOINTEE(S):Ronald H. W. Cooper, or failing this person, Ryan Daws, or failing this person, Lee Giguere Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com.You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below.
ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK)
To elect two directors to each hold office for a three year term expiring on the 2028 annual general meeting of shareholders: 1A Election of Director: Gerald Brunk 1B Election of Director: Dr. Richard Glickman 02 To consider, and if deemed advisable, pass an ordinary resolution approving a proposal to adopt the enGene Holdings Inc. 2025 Employee Stock Purchase Plan
described in the Proxy Statement.To appoint KPMG LLP as the Company’s auditor for the ensuing year and authorize the directors to approve the renumeration to be paid to the auditor.

ENGENE HOLDINGS INC.
(the “Corporation”)

Request for Financial Statements

In accordance with National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive interim (quarterly) financial statements and corresponding management discussion and analysis (“MD&A”) and/or annual financial statements and MD&A for the current financial year. These instructions will remain on file for the current financial year, after which we will ask you again to confirm your instructions for interim and annual financial statements and corresponding MD&A, unless you have sold all your holdings in the Corporation.

If you wish to receive these documents by mail, please return this completed form to:

ENGENE HOLDINGS INC.
4868 RUE LEVY, SUITE 220
SAINT-LAURENT, QUEBEC H4R 2P1
CANADA

Rather than receiving financial statements by mail, you may choose to view these documents on the SEDAR+ website at www.sedarplus.ca

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

SHAREHOLDER REGISTRATION (PLEASE PRINT CLEAR IN BLOCK LETTERS)

STREET ADDRESS

CITY	PROV/STATE	POSTAL/ZIP CODE

COUNTRY (IF NOT CANADA OR USA)	EMAIL

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK THE BOX AND PROVIDE YOUR FORMER ADDRESS BELOW

PLEASE SEND ME THE FOLLOWING:
Annual Financial Statements with MD&A
Interim Financial Statements with MD&A

SIGNED:	DATE:
(Signature of Shareholder)